                           PRELIMINARY PROXY STATEMENT

                                 AMENDMENT NO. 1

              AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                                ON JUNE 16, 2003

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant To Section 14(a) of the

                         Securities Exchange Act of 1934

Filed by the Registrant [ ]       Filed by a Party other than the Registrant [X]

Check the appropriate box:
       [X]     Preliminary Proxy Statement
       [ ]     Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
       [ ]     Definitive Proxy Statement
       [ ]     Definitive Additional Materials
       [ ]     Soliciting Material Under Rule 14a-12

                                 ENDOCARE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                        COMMITTEE TO REVITALIZE ENDOCARE
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

               Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(l)(I) and 0-11.

       1)       Title of each class of securities to which transaction applies:

       2)       Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)       Proposed maximum aggregate value of transaction:

       5)       Total fee paid:

[ ]    Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1)       Amount previously paid:

       2) Form, Schedule or Registration Statement No.:

       6)       Filing Party:

       7)       Date Filed:

                 PRELIMINARY PROXY MATERIALS DATED JUNE 16, 2003
                              SUBJECT TO COMPLETION

                                   ----------


                      THE COMMITTEE TO REVITALIZE ENDOCARE

                                   ----------

Dear Endocare Stockholder:

         We are sending the enclosed proxy statement to you as a holder of common stock, $0.001 par value per share, of Endocare, Inc. ("Endocare" or the "Company"), a Delaware corporation, in connection with our solicitation of your proxy for use at the 2003 Annual Meeting of the Stockholders of Endocare scheduled for _______a.m., local time, on September 30, 2003, at ___________________ and at any adjournments or postponements thereof.

         We are the Committee to Revitalize Endocare. Our committee includes William A. Barry, Douglas O. Chinn, M.D. ("Dr. Chinn" or "Douglas Chinn, M.D."), Joseph L. D'Angelo, David Eller, Robert P. Fry, M.D., J.D., Kurt Landgraf, John
R. Queen and Solana Capital Partners, Inc., a California corporation ("Solana" or "Solana Capital Partners").

         As described at length in the enclosed Proxy Statement, we believe that new leadership is required to effectively address the numerous problems currently facing Endocare. In our view, the move toward new leadership should begin with the election of a new Board of Directors. In order to achieve this first step, we are soliciting your proxy to vote at the 2003 Annual Meeting of the Stockholders of Endocare for the election of our nominees, William A. Barry, Douglas Chinn, M.D., Joseph D'Angelo, David Eller, Robert P. Fry, M.D., J.D., Kurt Landgraf and John R. Queen (collectively, the "Nominees"), as directors of Endocare for a term continuing until the 2004 Annual Meeting of Stockholders. The business experience of our Nominees is detailed under the heading "Biographical Information of our Nominees and Other Participants" beginning on page 22 of the Proxy Statement enclosed herewith.

         In the materials accompanying this letter, you will find a Proxy Statement relating to the election of our Nominees as directors of Endocare and a GOLD proxy card. The Proxy Statement includes general information concerning Endocare, a discussion of the reasons we believe the election of a new Board of Directors is necessary, and information concerning our Nominees for election as Endocare directors.

         WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED GOLD PROXY CARD IN FAVOR OF THE ELECTION OF OUR NOMINEES DESCRIBED IN THIS PROXY STATEMENT IN THE ENCLOSED ENVELOPE.

                      If you have questions, please call:
                            MACKENZIE PARTNERS, INC.
                               105 MADISON AVENUE
                            NEW YORK, NEW YORK 10016
                                 (800) 322-2885


                      See "Voting Procedures" on page 35.



                                          Sincerely,

                                          /s/ DOUGLAS CHINN, M.D.
                                          --------------------------------------
                                          The Committee to Revitalize Endocare
June _____, 2003

                                 PROXY STATEMENT
                     OF THE COMMITTEE TO REVITALIZE ENDOCARE
             FOR THE ANNUAL MEETING OF THE STOCKHOLDERS OF ENDOCARE
                          TO BE HELD SEPTEMBER 30, 2003


         THE ENCLOSED PROXY IS SOLICITED BY THE COMMITTEE TO REVITALIZE ENDOCARE FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS OF ENDOCARE, INC. to be held at _____ local time on September 30, 2003 at __________________________________.
Shares of Endocare's common stock, par value $0.001 per share, represented by a properly executed proxy in the accompanying form will be voted at the annual meeting FOR the nominees for election as directors of Endocare named by the Committee to Revitalize Endocare and identified in this Proxy Statement (the "Nominees").

         The proxy may be revoked at any time before its exercise by sending written notice of revocation to MacKenzie Partners, Inc., 105 Madison Ave., New York, NY 10016, by signing and delivering a subsequently dated proxy card or by attending the annual meeting in person and giving notice of revocation to the Inspector of Election. This Proxy Statement and the accompanying [NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND] proxy card are being mailed to stockholders beginning on or about ____________, 2003.

         August 4, 2003 is the record date for the determination of stockholders entitled to notice of, and to vote at, the 2003 Annual Meeting of the Stockholders. On that date, there were outstanding and entitled to vote __________________ shares of Endocare common stock, which is Endocare's only class of voting securities. Each stockholder is entitled to one vote for each share of Endocare common stock held of record.

                                    IMPORTANT

         In order for the annual meeting to properly elect directors, at least a majority of the total number of shares of Endocare's issued and outstanding common stock must be represented in person or by proxy at the meeting. The election of the Committee's Nominees requires the affirmative vote of a plurality of the shares of Endocare common stock represented at the annual meeting. Please review this document and the enclosed materials carefully. YOUR VOTE IS VERY IMPORTANT, no matter how many shares you own. The Committee urges you to sign, date and return the enclosed GOLD proxy card to vote FOR the election of our Nominees described in this proxy statement.

         If you have previously signed and returned a [BLUE] proxy card to Endocare, you have every right to change your vote. ONLY YOUR LATEST DATED PROXY CARD WILL COUNT. You may revoke your vote made on any [BLUE] proxy card already sent to Endocare by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided. Unless contrary instructions are indicated on the enclosed GOLD proxy card, all shares of stock represented by valid GOLD proxy cards (which have not been revoked as described below) will be voted FOR the election of our Nominees and will not be voted on any other matter that may come before the 2003 Annual Meeting of the Stockholders of Endocare, including matters set forth in Endocare's proxy statement.

         Any proxy may be revoked at any time prior to the 2003 Annual Meeting of the Stockholders by delivering a written notice of revocation or a later dated proxy for the 2003 Annual Meeting of the Stockholders to MacKenzie Partners, or by voting in person at the 2003 Annual Meeting of the Stockholders.

         If your shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to MacKenzie Partners, Inc. ("MacKenzie"), in the postage-paid envelope provided with this Proxy Statement. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your shares, but only after receiving your specific instructions. Accordingly, to ensure that your shares are voted, you should contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

         After signing the enclosed GOLD proxy card, do not sign or return the [BLUE] proxy card unless you intend to change your vote, because only your latest dated proxy card will be counted.

         If you have any questions about giving your proxy or require assistance, please call

                            MACKENZIE PARTNERS, INC.
                                105 MADISON AVE.
                               NEW YORK, NY 10016
                         CALL TOLL-FREE: 1-800-322-2885

                          REASONS FOR OUR SOLICITATION

INEFFECTIVE REPRESENTATION

         After reviewing the available information, our Committee concluded that Endocare's Board of Directors has been ineffective in representing the interests of Endocare's stockholders. Therefore, we are soliciting proxies to replace the Board with our Nominees, who we believe will be more effective. Endocare's performance has, in our opinion, been disastrous. Set forth below is a summary of the negative conditions that have occurred, and some of which continue to develop, during the tenure of the current Board of Directors.

         o Tumbling Stock Price. Endocare's common stock price has lost nearly 65% of its value in the last year alone, declining from $14.27 on June 12, 2002 to $5.00 on June 12, 2003.

         o No Current Audited Financial Statements. Endocare's former auditor, KPMG LLP ("KPMG"), has withdrawn its audit report for Endocare's 2001 financial statements. Further, Endocare has not filed its Annual Report on Form 10-K for year ended December 31, 2002 with the Securities and Exchange Commission ("SEC") and has stated publicly that its re-stated 2001 financial statements and its 2002 financial statements have not yet been completed. Therefore, Endocare's most current audited financial statements are from fiscal year 2000.

         o No Recent Financial Statements. A diligent search of Endocare's filings with the SEC, its website and generally available news releases concerning Endocare indicates that Endocare has not publicly released financial statements for any period after the June 30, 2002 financial statements included in its Quarterly Report on Form 10-Q filed with the SEC on August 14, 2002.

         o 2002 Financial Information Unreliable. KPMG has also advised Endocare's Audit Committee that it believed that sufficient information exists to conclude that Endocare's consolidated financial statements for the quarters ended March 31, 2002 and June 30, 2002 should not be relied upon.

         o Stock Delisted. Endocare's stock has been delisted from the NASDAQ.

         o SEC & Department of Justice Investigations. Endocare is being investigated by the SEC and the United States Department of Justice ("DOJ").

         o Stockholders Suing. Endocare's Board and senior management have been sued by Endocare's own stockholders in a class action lawsuit.

         o 56% of Cash Gone in 15 Months. Endocare's consolidated balance sheet as of December 31, 2001 (included in its Annual Report on Form 10-K filed with the SEC on March 29, 2002) showed cash and cash equivalents of $83,238,915. During Endocare's April 2, 2003 Company Update Conference Call (the "April 2nd Call"), Katherine Greenberg, the Company's CFO, stated that Endocare's current total liquidity was approximately $36 million. These figures indicate that Endocare has consumed approximately $47 million in cash (over 56% of total liquidity) in the last 15 months.

THE FACTS

         In order to assist you in understanding why we believe Endocare's Board of Directors should be replaced, we have set forth a chronology of the facts most relevant to our decision. While most of this information was derived from publicly available sources, Endocare has not presented this information in a format that we believe allows stockholders to use it as a tool to properly assess the performance of Endocare's Board of Directors and management. Further, as described below, certain facts which we considered relevant could be discovered only upon a very carefully review of Endocare's public disclosures.

DATE                                   EVENT
----                                   -----
July 2001                              John Cracchiolo ("John Cracchiolo" or "Cracchiolo") joins Endocare as Chief Financial Officer, Chief Operating Officer and Secretary.

March 29, 2002                         Endocare files its Annual Report on Form 10-K and reports
                                       approximately $83,238,915 in cash and cash equivalents as of
                                       December 31, 2001.

April 30, 2002                         In Endocare's proxy materials for the June 11, 2002 Annual Meeting of
                                       Stockholders, Endocare claims that the Audit Committee members have the specific responsibility to "ensure that management has the proper review system in place to ensure that [the] Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements."

August 14, 2002                        Endocare files its Quarterly Report on Form 10-Q for the period ended June
                                       30, 2002.

                                       This is the last time Endocare filed any periodic report containing its financial statements.

October 24, 2002                       Endocare projects Q3 2002 results and announces plans to release the full results on October 30, 2002.

                                       This is the last time Endocare provided guidance on its projected financial performance.

October 24, 2002                       Endocare's then-current Acting Controller, Joseph A. Hafermann ("Joseph
                                       Hafermann" or "Hafermann"), reports to a director his concerns "regarding the accounting for several transactions and other matters," according to
                                       KPMG's letter to the SEC attached to Endocare's Current Report on Form
                                       8-K, dated March 14, 2003 ("KPMG's First SEC Letter").

                                       Endocare has never disclosed or commented on KPMG's claim
                                       contained in KPMG's First SEC Letter that the internal investigation and concerns regarding Endocare's financial statements were first raised by Hafermann. The only disclosure Endocare has made about
                                       Hafermann in its public filings and press releases is its December 19, 2002
                                       Current Report on Form 8-K and press release announcing that it had fired Hafermann, because Endocare had determined that he "had engaged in misconduct which was demonstrably and materially injurious to the Company."

October 24, 2002                       Endocare's Audit Committee directs Brobeck, Phleger & Harrison ("Brobeck"), the Company's former outside legal counsel, to investigate the accounting concerns, according to KPMG's First SEC Letter.

                                       Endocare does not disclose the extent of this investigation until Endocare announces in its March 11, 2003 press release that the investigation was completed.

October 29, 2002                       KPMG is informed that Hafermann contacted an Endocare director regarding
                                       Hafermann's concerns about the Company's financial statements and that
                                       Brobeck is facilitating an investigation of those financial statements, according to KPMG's First SEC Letter.

October 29, 2002                       Endocare's Audit Committee engages Deloitte & Touche ("Deloitte") to investigate Hafermann's concerns about Endocare's financial statements, according to KPMG's First SEC Letter.

October 30, 2002                       Endocare postpones release of Q3 2002 results until Endocare "completes the review process of the quarter's financial results". Endocare does not explain why the review is not yet completed by Endocare's own deadline imposed in its October 24, 2002 press release.

November 14, 2002                      Endocare delays the filing of its Quarterly Report on Form 10-Q for the period ended September 30, 2002, but does not explain why its financial review process is not complete.

                                       Endocare discloses that it and certain of its officers and directors were named in a securities law class action lawsuit.

                                       Endocare has never identified the nature of claims in the lawsuit.

November 20, 2002                      Endocare discloses NASDAQ notification of potential delisting.

December 11, 2002                      According to KPMG's First SEC Letter, KPMG notifies the Audit Committee that, based on their SAS No. 71 review and the investigations by Deloitte and Brobeck, "information came to [KPMG's] attention that led [KPMG] to conclude that [they] were unable to rely on the representations of
                                       management...that it was apparent to [KPMG] that management prepared financial statements for the quarterly and annual periods in 2002 and 2001 based on information that did not reflect either the facts or the substance of certain transactions, the information and representations provided to
                                       [KPMG] did not reflect the actual facts or substance of the transactions, and in several cases [KPMG] received inconsistent representations from management in relation to the transactions...[KPMG] further informed the
                                       Audit Committee that no single transaction or misrepresentation formed the basis for [KPMG's] conclusion, but rather it was the totality of information and weight of the evidence that had come into [KPMG's] possession."

December 12, 2002                      Endocare announces KPMG's withdrawal of its audit report for 2001 financials because, according to KPMG's First SEC Letter, those financials and the Q1 and Q2 2002 financials cannot be relied on and KPMG does not have confidence in management's representations.

                                       NASDAQ halts trading in Endocare stock.

                                       Endocare does not announce the trading halt until over one month later on
                                       January 15, 2003.

December 19, 2002                      Endocare announces that it has terminated Joseph Hafermann, its "Vice
                                       President of Finance," for cause because "the Company [determined] that
                                       Mr. Hafermann had engaged in misconduct which was demonstrably and materially injurious to the Company."

                                       Endocare has never publicly disclosed Hafermann's "misconduct" or the injuries which allegedly resulted from such misconduct. Endocare has also never publicly commented on KPMG's stated understanding that Hafermann's expression of concerns about the Company's financial statements to an
                                       Endocare director triggered the Audit Committee's internal review of
                                       Endocare's financial statements.

January 15, 2003                       Endocare announces that its stock has been delisted from the NASDAQ. Endocare also announces for the first time that NASDAQ halted trading in its stock on
                                       December 12, 2002.

January 23, 2003                       As early as January 23, 2003, the DOJ and United States Postal Inspectors
                                       were contacting former employees in writing in connection with their investigations of the sales and business practices of Endocare to determine if they violated any federal laws in reporting their sales figures and quarterly earnings during 2001 and 2002.

                                       Endocare does not disclose these investigations until April 1, 2003.

March 3, 2003                          John Cracchiolo, Endocare's Chief Operating Officer and Chief Financial
                                       Officer in charge of operations, preparation of financial statements, and financial controls from July 2001 through February 2003, is appointed
                                       President of a new business division and enters into a new Employment
                                       Agreement with Endocare.

                                       Some of the terms of Cracchiolo's Employment Agreement, dated as of March 3,
                                       2003, which is attached as an exhibit to the Current Report on Form 8-K, filed with the SEC on April 9, 2003, include:

                                           o   a base salary of $220,000 per year;

                                           o   the opportunity to negotiate salary increases after six months;

                                           o   eligibility to receive an annualized cash bonus at a level equal to
                                               $88,000;

                                           o   the opportunity to negotiate bonus increases after six months;

                                           o   all of Cracchiolo's previous options, many of which had a strike price of $13.75 per share, will be replaced with options for the same number of shares as his previous options, but which are immediately vested and exercisable upon issuance. These replacement options will be granted between the sixth month and the eighth month of his
                                               Employment Agreement and have an exercise price equal to the fair market value of Endocare's common stock on the grant date;

                                           o   any acquisition of, or any merger with, Endocare must be conditioned on the acquirer's agreement to grant options to Cracchiolo to purchase stock of the acquirer or provide Cracchiolo with
                                               participation in an equivalent cash incentive program;

                                           o   if Cracchiolo is terminated by the Company without cause (which does not include inadequate or incompetent performance or any events known to Endocare prior to March 3, 2003) or if he quits during the thirty days after the six month "Mandatory Access Period" at the beginning of his new Employment Agreement (or longer if the Mandatory Access
                                               Period is extended) Cracchiolo gets:

                                                 o   200% of his base salary and maximum 2002 bonus eligibility
                                                     ($616,000); and

                                                 o   $50,000 relocation payment plus payment for his taxes on the
                                                     $50,000 payment.

                                                 See "Certain Potential Future Payments by Endocare Related to
                                                 Employment Agreements" - John Cracchiolo's Employment Agreement" at
                                                 page 27 for a more complete description of Cracchiolo's potential rights to severance.

                                       Endocare did not disclose the terms of this agreement until April 9, 2003.

March 3, 2003                          We learn of the appointment of William Nydam ("William Nydam" or "Nydam")
                                       as Endocare's President through Nydam's informal email broadcast of his new position.

                                       Endocare does not disclose the appointment until March 12, 2003.

March 7, 2003                          Endocare dismisses KPMG.

March 10, 2003                         Douglas Chinn, M.D., a stockholder of Endocare, sends a letter to
                                       Endocare's Board stating his concerns with Endocare's Board and management.

                                       Although Dr. Chinn refers to government investigations in his March 10, 2003 letter, Endocare makes no disclosure about the investigations or about Dr.
                                       Chinn's letter.

March 11, 2003                         Endocare announces that "an independent review and investigation of its accounts and accounting practices has been completed and the Audit
                                       Committee and its advisors have determined that there is no indication of fraud or intentional wrong-doing by management."

                                       This is Endocare's first disclosure about the extent of the internal investigation, even though according to KPMG's First SEC Letter and KPMG's
                                       Second SEC Letter (defined below), the review began on or around October 24,
                                       2002 and ended on or around December 4, 2002.

March 12, 2003                         Endocare announces appointment of William Nydam as President and
                                       Katherine Greenberg ("Katherine Greenberg" or "Greenberg") as Chief
                                       Financial Officer and states that "[Chairman and Chief Executive Officer]
                                       Mikus plans to focus on the strategic direction of the company in the continuing role of Chairman of the Board of Directors and will vacate the title of Chief Executive Officer, a position that will remain open until a later date."

                                       Endocare announces appointment of John Cracchiolo as President of Endocare's
                                       Interventional Urology business group.

                                       Later, on April 9, 2003, Endocare would claim in its Form 8-K that Cracchiolo was President of Endocare's "Interventional Radiology Business Group". In
                                       Cracchiolo's Employment Agreement attached to the Form 8-K, Endocare would claim that Cracchiolo was President of Endocare's "Radiology Division."

March 14, 2003                         Endocare files Current Report on Form 8-K disclosing the March 7, 2003 dismissal of KPMG and attaching KPMG's First SEC Letter. The March 14, 2003
                                       Current Report on Form 8-K is Endocare's first public disclosure that KPMG does not agree with Endocare's description of the disagreement between KPMG and Endocare.

                                       Endocare does not name a replacement auditor until April 1, 2003.

                                       KPMG's First SEC Letter is included as an attachment to Endocare's 8-K.

March 27, 2003                         Endocare files a Current Report on Form 8-K reporting the appointment of
                                       Nydam and Greenberg and attaching their Employment Agreements as exhibits.
                                       Nydam is now identified as President and Chief Operating Officer.

                                       Some of the terms of Nydam's Employment Agreement, dated as of March 3, 2003, include:

                                          o  an initial salary of $240,000;

                                          o  an annual bonus of 40% of his salary;

                                          o  a cash signing bonus of $15,000;

                                          o  a cash performance bonus of $10,000 after Endocare is in full compliance with its obligations under the Securities Exchange Act of 1934;

                                          o  two options to purchase an aggregate of 750,000 shares of stock at fair market value on the day of the grant ($2.25 per share);
                                             and

                                          o  if Nydam is terminated without "Cause" or he terminates his employment for "Good Reason," then Endocare must pay his salary for 12 months, and one of his options for 500,000 shares will vest immediately.

                                       See "Certain Potential Future Payments by Endocare Related to Employment
                                       Agreements - William Nydam's Employment Agreement" on page 28 for a more complete description of Nydam's potential rights to severance.

                                       Some of the terms of Greenberg's Employment Agreement, dated as of March 25,
                                       2003, include:

                                          o  an initial salary of $185,000;

                                          o  an annual bonus of 40% of her salary;

                                          o  options to purchase an aggregate of 250,000 shares of stock at fair market value on the day of the grant ($2.65 per share); and

                                          o  if Greenberg is terminated without "Cause" or she terminates her employment for "Good Reason," then Endocare must pay her salary for 12 months.

                                       See "Certain Potential Future Payments by Endocare Related to Employment
                                       Agreements - Katherine Greenberg's Employment Agreement" on page 28 for a more complete description of Greenberg's potential rights to severance.

April 1, 2003                          Endocare announces appointment of Ernst & Young as Endocare's auditor. The chairman of Endocare's Audit Committee says: "The Board of Directors and management currently project filing the new [financial] reports in June, 2003
                                       ..."

                                       Endocare announces for the first time that the SEC and DOJ are investigating
                                       Endocare.

April 2, 2003                          Endocare's Current Report on Form 8-K discloses the "SEC and Department of Justice are conducting ongoing investigations into the Company's accounting practices in connection with its 2001 and 2002 financial statements."

April 2, 2003                          Endocare management conducts a webcast conference call (the "April 2nd
                                       Call") "to provide a company update to shareholders."

                                       Endocare's officers on the April 2nd call state that they are unable to presently discuss Endocare's financial results, guidance on expected operational or financial performance, general financial or operational metrics or its

                                       historical or projected cash burn rate.

                                       Endocare's management makes, among others, the following disclosures:

                                       o     Endocare's new CFO admitted that Endocare has, as of March 31, 2003, approximately $36 million in cash and cash equivalents (down from more than $83 million as of December 31, 2001).

                                       o     Chairman Paul Mikus admits that a significant portion of Endocare's cash had been spent on legal fees and accountants. Chairman Mikus says
                                             "you also have to be mindful of the fact that over the past six months we've had, you know, I'd say significant expenses associated with the process that we've been through...so, you know, the internal review process and the legal fees, all of those were, you know, significant issues for us."

                                       o     When asked why Endocare's management was not in a position to comment on the Company's monthly cash burn rate given that the Audit Committee had just completed a review of its financials, Endocare's CFO states that the "focus wasn't on overall financial results. It was on specific transactions."

                                       o     When asked about Endocare's cash burn rate, Endocare's CFO says: "I'm not sure we're in a position to talk about that at this point...we'll be able to give you more specific details ... as soon as the Ernst &
                                             Young numbers are final...we're going to make sure that those numbers are going to stick."

April 7, 2003                          Endocare announces the sale of its prosthesis unit for $2 million to American
                                       Medical Systems, Inc.

                                       Dr. Chinn sends a demand to Endocare to inspect Endocare's books and records, in accordance with his rights as a stockholder under Section 220 of the
                                       Delaware General Corporation Law.

April 9, 2003                          Endocare files Current Report on Form 8-K containing Cracchiolo's
                                       Employment Agreement.

                                       Endocare's release of Cracchiolo's Employment Agreement is over one month after the effective date of the Employment Agreement and thirteen days after
                                       Endocare released Nydam's and Greenberg's new Employment Agreements, even though Cracchiolo's Employment Agreement has the same effective date as
                                       Nydam's Employment Agreement and Greenberg's Employment Agreement was
                                       released only two days after its own effective date.

April 15, 2003                         Endocare announces the sale of its cardiac-related product manufacturing operations and the licensing of its related intellectual property to CryoCath
                                       Technologies, Inc.

                                       Dr. Chinn files a lawsuit in Delaware Chancery Court to enforce his rights as a stockholder of Endocare to inspect the Company's books and records.

May 1, 2003                            Endocare files an amended Current Report on Form 8-K discussing the ten major concerns of KPMG, Endocare's former auditor, about Endocare's revenue recognition, expense recognition and reductions to accounts receivable.

May 6, 2003                            Endocare files a Current Report on Form 8-K disclosing the appointment of
                                       Thomas R. Testman to the Board.

May 16, 2003                           Endocare files an amended Current Report on Form 8-K discussing the concerns of KPMG about Endocare's revenue recognition, expense recognition and reductions of accounts receivable.

                                       KPMG's second letter to the SEC ("KPMG's Second SEC Letter") describing its disagreements with Endocare is attached as an exhibit to this amended 8-K.

                                       In KPMG's Second SEC Letter, KPMG states the following:

                                           o  On October 24, 2002, one of Endocare's directors was approached by
                                              Joseph Hafermann, the acting corporate controller, "expressing concerns regarding the accounting for several transactions and other matters."

                                           o  In response to these concerns, Endocare's Audit Committee asked
                                              Brobeck, its outside legal counsel, to perform an initial
                                              investigation into the matters raised by Joseph Hafermann.

                                           o  On October 29, 2002, the Audit Committee informed KPMG that the investigation had been concluded and "[Endocare's Audit Committee] was satisfied with the results of the initial investigation. However, as this initial investigation had not been performed by [forensic accountants], [KPMG] recommended that a more thorough investigation be performed."

                                           o  Between October 29, 2002 and December 4, 2002, Brobeck and Deloitte
                                              performed subsequent investigations "of the matters raised, as well as other matters that were raised by the investigations."

                                           o  "At the conclusion of each of the subsequent investigations, the
                                              Audit Committee informed us that it was satisfied with the results of the investigations, and that no further investigation was warranted.
                                              However, we believed that each of these subsequent investigations confirmed certain of the initial concerns raised by Mr. Hafermann, as well as raising additional matters warranting additional

                                              investigation. Accordingly, we advised the Audit Committee that we believed that additional investigation was still warranted."

                                           o  Subsequently, on December 11, 2002, "[KPMG] informed the Audit
                                              Committee that it was apparent to us that management prepared financial statements for the quarterly and annual periods in 2002 and
                                              2001 based on information that did not reflect either the facts or substance of certain transactions, the information and representations provided to us did not reflect the actual facts or substance of the transactions, and in several cases we received inconsistent representations from management in relation to the transactions."

                                           o  KPMG's review of Endocare's records indicated that Endocare recorded certain sales of products, which products were actually shipped to
                                              Endocare-controlled facilities.

                                           o  KPMG's review of Endocare's records indicated that Endocare recorded payments from customers when, in fact, the checks from such customers had been rejected for insufficient funds.

                                           o  KPMG's review of Endocare's records indicated that Endocare entered into a transaction in which it agreed to sell products to a customer in a series of transactions over a number of accounting periods;
                                              Subsequently, Endocare booked all of the series of transactions in one accounting period, even though all of the sales had not been completed.

                                           o  KPMG's review of Endocare's records indicated that sales to one customer were ultimately delivered to a warehouse secured and paid for by an Endocare sales representative, who was then reimbursed for the cost of the warehouse by Endocare. However, Endocare's records indicated that the sale was delivered to the customer and not the warehouse.


May 27, 2003                           Endocare announces that Endocare's 2003 Annual Meeting of Stockholders will be held on September 30, 2003. Endocare held its last Annual Meeting of
                                       Stockholders on June 11, 2002.

May 28, 2003                           Endocare announces certain domestic operational metrics for the past two years, some of which will remain approximations until the completion of an audit.

THE REASONS WHY WE BELIEVE YOU SHOULD REPLACE ENDOCARE'S BOARD

         We ask that you consider whether you are satisfied with the Board's job performance. We are seeking to replace Endocare's Board of Directors because we consider their job performance to be inadequate.

     We have lost confidence in the ability of the Board and executive management to fix Endocare's problems and to regain credibility with the public markets.

     Please consider again where Endocare is today:

     o   Endocare has not filed a financial statement in nearly eleven months;

     o Endocare's former auditor has stated that, in its opinion, the 2001 and 2002 financial statements should not be relied upon, and that it was unable to rely on representations made by management;

     o   Endocare has been delisted from the NASDAQ;

     o   Endocare's stock has lost nearly 65% of its value in a year;

     o   Endocare is being investigated by the SEC and DOJ;

     o Endocare, its Chairman of the Board and another senior officer have been sued by its stockholders for alleged securities law violations;

     o According to Endocare's management, Endocare has spent 56% of its cash in 15 months;

     o KMPG has identified ten specific transactions some or all of which may have been inaccurately recorded on Endocare's financial statements.

      All of Endocare's current directors have been in office since at least 1999. As such, it seems reasonable to believe that the problems which now face Endocare and are depressing its value developed during their tenure. While we understand that some problems can occur despite diligent oversight, we do not believe that an effective Board of Directors would have allowed the overwhelming problems that Endocare now faces. It is our opinion that Endocare's Board failed not only by allowing the problems to develop but also by failing to adequately respond once the problem was discovered. Some of the reasons for our belief that Endocare's Board should be replaced are discussed below.

1. OPERATIONS AND FINANCES. In July 2001, the Endocare Board appointed the same individual to serve simultaneously as Chief Financial Officer and Chief Operating Officer. As experienced company managers, we believe it is critical to maintain separate spheres of influence between the people who are credited with generating revenues and the people who are responsible for reporting revenues.

2. RETENTION OF COMPANY LEADERS. We believe that it is appropriate to hold directors and management accountable for meeting their responsibilities. We also believe that when a company experiences severe problems, such as those currently facing Endocare, it is appropriate to hold the people in charge of the company accountable for those problems through termination of their position of responsibility. However, from our review of Endocare's press releases and Current Reports on Form 8-K, since October 24, 2002, it appears to us that not one person on Endocare's Board of Directors or senior management team has been removed from employment with or leadership of the Company.

         Instead, Endocare's Board has retained its Chairman of the Board. It also appears to us as if Endocare's Board promoted the individual who served simultaneously as its Chief Financial Officer and Chief Operating Officer, rewarding him a continuation of his old salary, re-pricing his options, granting him substantial rights to severance and appointing him to a new position managing a division of Endocare.

         a) The Chairman. Endocare's Chairman and Chief Executive Officer since 1995, Paul Mikus, had primary supervisory responsibility for the Company. On March 12, 2003, Endocare announced that Mikus was no longer Chief Executive Officer, but would remain Chairman. We believe Mikus's position as Chairman enables him to continue to have primary supervisory responsibility for the Company. In our opinion, as Chairman, Mikus also remains in a position to dictate the agenda of the Board and the management the Company's officers and employees. We believe that the Board's retention of Mikus as Chairman sends a message to the public markets that Endocare's leaders who supervised the Company during its decline will continue their leadership. We disagree with the message that leadership at Endocare should be "business as usual."

         b) Chief Financial Officer and Chief Operating Officer. In March 2003, the Endocare Board appointed Cracchiolo, Endocare's former CFO and COO, to be President of a newly-created interventional radiology division.

                  As part of his new position, Endocare's Board granted Cracchiolo the following terms in his March 3, 2003 Employment
                  Agreement:

                  o Salary. Endocare's Board agreed to pay Cracchiolo a base salary equal to $220,000 per year, which we believe is similar to his salary as CFO and COO, and granted to him the right to negotiate salary increases on or after September 4, 2003.

                  o Bonus. Endocare's Board agreed Cracchiolo is eligible to receive a bonus at an annualized level equal to $88,000 and granted to him the right to negotiate bonus increases on or after September 4, 2003.

                  o Re-priced Options. Endocare's Board re-priced all of Cracchiolo's options, which we believe may have the effect of taking advantage of the drop in Endocare's stock price. In addition, Endocare's Board agreed to condition any future merger or sale of all or substantially all of its assets or stock to a third party on the acquirer's agreement to grant Cracchiolo options to purchase stock of the acquirer or participate in an equivalent cash incentive plan.

                  o Severance - 200% and Relocation Payment. Endocare's Board agreed to pay Cracchiolo severance of 200% of his base salary and 2002 maximum bonus eligibility, which is $616,000, plus a $50,000 relocation payment and a gross-up for his taxes (at the highest marginal rate) on that relocation payment, if Endocare terminates Cracchiolo without "Cause." We estimate Cracchiolo's possible cash severance payments to be $681,000.

                           Endocare's Board specifically agreed that if Endocare terminates Cracchiolo's employment because of any material events occurring prior to March 3, 2003 which Endocare knew about or investigated or reviewed, he is entitled to receive his severance. Also, if Endocare fires Cracchiolo only for inadequate or incompetent performance at any time, Cracchiolo will be entitled to his severance.

                  o        Cracchiolo Can Quit and Still Get His Severance.
                           Cracchiolo's Employment Agreement states that if Cracchiolo quits during the thirty-day period after the "Mandatory Access Period," he will be entitled to his severance. The "Mandatory Access Period" is the first six months of his Employment Agreement or a longer period if Endocare and Cracchiolo agree to extend the term of the Mandatory Access Period.

         We believe that stockholders should be troubled by an action of the Board of Directors approving an employment agreement which does not permit the halting of severance if an officer's employment is terminated for inadequate or incompetent performance. Further, we believe that the nature of Cracchiolo's Employment Agreement sends a negative message to stockholders about the Endocare Board's focus on preserving value for stockholders.

3.       THE AUDIT COMMITTEE.

         a) Initial Investigation. According to KPMG's Second SEC Letter, after Joseph Hafermann, Endocare's acting controller, reported his concerns about financial reporting irregularities, the Audit Committee first conducted a five-day investigation using its lawyers, and not independent accountants, at the conclusion of which it claimed to be "satisfied" that no further investigation was warranted. Later, at KPMG's insistence that the investigations were not complete without forensic accountants, the Audit Committee hired Deloitte to conduct subsequent investigations. According to KPMG, after each subsequent investigation, the Audit Committee claimed to be "satisfied" in spite of the fact that KPMG concluded that these subsequent investigations actually confirmed Hafermann's concerns or raised others.

         b) Accounting Treatment. Endocare has filed three Current Reports on Form 8-K discussing the concerns about the financial statements and its disagreements with KPMG. In its discussions in its May 16, 2003 amended Form 8-K of each of the potentially inaccurately reported transactions, Endocare repeatedly claims in its defense that "the Audit Committee concluded that it was unaware of any evidence of fraud or intentional wrongdoing." It seems to us from reviewing these filings that Endocare's Board is attempting to argue that inappropriate financial reporting is less egregious if it was not the product of fraud or intentional misconduct. In our view, whether inaccuracies in the financial statements are produced through fraud or misapplication of accounting principles, the result is the same: inaccurate reporting of a company's financial statements, which leads to the disclosure of incorrect information to the markets. We view the Board's decision to defend its inability to release financial statements on a timely basis and to resolve disputes with their original auditors with claims that they have no evidence of fraud as an attempt to avoid matters of accountability.

4. OPTIONS GRANTED AT LOW PRICES. The Board hired William Nydam and Katherine Greenberg as officers, but provided them with options for Endocare stock at current fair market values as of the date of the grant, which take advantage of the plummeted stock price. This exercise price (a) of $2.25 per share for Nydam; and (b) of $2.65 for Greenberg, reflects market reaction to the absence of any current public information about Endocare. We believe that it would have been more appropriate to price these options at staggered current market prices, so that these individuals were not given an opportunity to benefit from Endocare's old problems.

5. ENDOCARE'S CASH. We are troubled by Endocare's consumption of 56% of its cash as of March 31, 2003 since the end of 2001.

         At December 31, 2001, Endocare had approximately $83,000,000 in cash and cash equivalents. At March 31, 2003, Endocare had approximately $36,000,000 in cash and cash equivalents, which is a depletion of $47,000,000 in only fifteen (15) months. In addition, on the April 2nd Call, Endocare's management disclosed that since December 31, 2001 cash has been spent on significant capital investments and on legal and accounting fees, in addition to funding operations. If in the future Endocare has additional financing requirements to fund capital investments and continues to consume cash at the same or even a lesser rate, Endocare may need to raise funds. We are concerned that Endocare could encounter difficulties in future fund raising efforts due to reduced public confidence caused by its immediate problems, the delisting of its stock, lack of current financial statements, the withdrawal by KPMG of its audit report for Endocare's 2001 financial statements and KPMG's view regarding the unreliability of management representations.

6. DISCLOSURE. We firmly believe that in an era of frequent scandals involving public companies, directors and officers must, and are expected to, do more than merely comply with the SEC's bare requirements. Directors and officers of public companies must take actions to demonstrate their candor, integrity and good faith dedication to the stockholders. The conduct of the Board and officers of Endocare was especially critical to the Company's integrity where the accuracy of the financial statements had been severely questioned. In our view, Endocare's Board did not sufficiently communicate with the public markets to preserve its integrity.

         a) Review of Financial Statements. For instance, we believe that Endocare was less than forthcoming about the extent of its internal investigations for the period between October 24, 2002 and March 11, 2003. According to KPMG's Second SEC Letter, Endocare's Board learned of Hafermann's concerns about the Company's financial statements as early as October 24, 2002. In its press releases and disclosure documents, from October 30, 2002 through March 11, 2003, Endocare merely stated that it was conducting a "review" of its financial statements. Endocare did not explain to the stockholders or the markets that it had conducted an "independent review and investigation of its accounts and accounting practices" by its Audit Committee, attorneys and forensic accountants until March 11, 2003. In the nearly five months between the discovery of the concerns and the March 11th revelation, Endocare was approached by their auditors with concurring concerns about Endocare's accounting practices; was delisted by the NASDAQ; was served with lawsuits by its stockholders; and was investigated by the SEC and DOJ. Yet the only disclosures from Endocare about these problems was that it was completing "the review process of [its] financial results." By not being more forthright with the markets about the depth of Endocare's problems and the measures being taken to fully understand these problems, we believe that Endocare's Board and management diminished Endocare's credibility.

         b) Trading Halt. In addition, on December 12, 2002, the NASDAQ National Market halted trading in Endocare's stock. Yet, Endocare did not disclose the trading halt until January 15, 2003.

         c) Hafermann. Further, we believe Endocare has provided inadequate disclosures about Joseph Hafermann's role in the Company. According to KPMG's First SEC Letter and KPMG's Second SEC Letter, Hafermann was the individual who first raised concerns about Endocare's accounting practices and set the wheels in motion for the investigations. In contrast, Endocare has asserted that it terminated Hafermann's employment for "misconduct which was demonstrably and materially injurious to the Company." Yet Endocare has never elaborated on the factual basis for Endocare's belief that Hafermann injured the Company. Further complicating matters, according to KPMG's Second SEC Letter, KPMG explained to Endocare that each of the initial investigations into Endocare's accounting practices had "confirmed certain of the initial concerns raised by Mr. Hafermann, as well as raising additional matters warranting additional investigations." By not providing the stockholders and the public markets with information about Hafermann's alleged transgressions against the Company and by not providing some counter-explanation to KPMG's claims that Hafermann's concerns were substantiated by further investigations, we are left to guess on the different, possible explanations as to why Endocare determined to fire Hafermann.

                  In our view, if Endocare's Board and management had been more forthcoming with the public markets and if they had given the appearance of a company committed to integrity and forthrightness, then once Endocare's problems are resolved, it would have taken less effort, less time and fewer demonstrations of integrity to regain the trust of the stockholders and the public markets.

         In conclusion, we strongly disagree with many of the Board's decisions. We question the wisdom of entrusting the Company to the individuals who failed to keep Endocare current in its financial disclosures and free from government investigations and debilitating disagreements with its auditors. We doubt the judgment of a Board which rewards the officers who presided over the breakdown in the Company's relationship with its auditors and the emergence of questions about the Company's accounting practices. We worry about Endocare's ability to raise additional funds at an affordable cost, if at all. We are dismayed that in the midst of so many problems at Endocare, its Board of Directors has not been more forthcoming to demonstrate its commitment to openness and integrity and to ameliorate an accompanying and foreseeable decline in public confidence.

         We are committing to openness and integrity. Because Endocare's Board and officers did not demonstrate their commitment to openness and integrity, we believe Endocare's Board must be removed, so that a new set of directors and officers can regain the confidence of the markets and the stockholders.

OUR PLAN FOR THE NEW DIRECTORS AND OFFICERS OF ENDOCARE

         Based upon what we believe to be chronic missteps, we lack confidence in the ability of Endocare's current management and Board of Directors to maximize stockholder value. WE BELIEVE IT IS TIME FOR CHANGE AT ENDOCARE.

         Based on our examination of Endocare's public documents, after our Nominees are elected as directors of Endocare, we intend to take the actions listed below. The actions identified below reflect our current intentions based solely on the information that we know at this time. Similar to all of Endocare's stockholders, our access to the Company's current information about operations and finances is hampered by the Company's failure to keep its public disclosures current. If and when Endocare files more current reports with the SEC, the course of action described below may be substantially revised. Where possible, we have identified the steps to be taken to achieve the goals set forth in our plan. Due in part to our inability to acquire accurate and timely data concerning Endocare, there can be no assurance, however, that, if we have the ability to control Endocare's operations, we will be able to successfully accomplish all or any of the following actions.

         If elected, we intend to do the following:

1.       APPOINT NEW EXECUTIVE OFFICERS.

         a)       Appoint the following individuals to the following positions:

         o        Kurt Landgraf              Chairman of the Board

         o        David Eller                Chief Executive Officer

         o        William A. Barry           Chief Financial Officer

         o        Douglas Chinn, M.D.        Chief Medical Officer

2.       CORPORATE GOVERNANCE REFORM.

         a) Enhance the role of the independent members of Endocare's Board by ensuring that the independent directors meet periodically in private executive sessions.

         b) Ensure that the independent audit committee pre-approves non-audit related services, receives accounting complaints, understands Endocare's risk profile, reviews Endocare's periodic reports, and conducts or authorizes investigations into any matters within the scope of the audit committee's responsibilities.

         c) Improve Endocare's accounting methods, financial controls and financial statement disclosures through:

                  o Requiring the audit committee to review Endocare's critical accounting policies, significant estimates in judgment made in connection with financial statements and any significant changes to the United States Generally Accepted Accounting Principles;

                  o Implementation of an effective system of disclosure controls and procedures; and

                  o Ensuring that the audit committee reviews and monitors Endocare's internal controls, including understanding Endocare's internal control system, reviewing the internal control system with management and the outside auditors and reviewing all statements made as part of the disclosures and certifications set forth in periodic reports.

         d) Assess and improve Endocare's corporate culture by collaboratively developing a code of ethics to guide Endocare's directors, officers and employees. The code of ethics will provide standards of conduct for Endocare's directors, officers and employees and will penalize failure to comply with the code.

         e) Establish and maintain an active Strategic Planning Committee of the Board of Directors to perform comprehensive strategic reviews of opportunities to maximize stockholder value. The Strategic Planning Committee will, under the Board's supervision, seek to do all of the following:

                  o Conduct a review of Endocare's procedures-based business model to determine feasibility, profitability and complementary sales and products opportunities;

                  o Establish improved criteria for Endocare's mergers, acquisitions, divestitures and strategic alliances;

                  o Analyze and optimize potential markets in Europe and Asia;

                  o Review opportunities for outsourcing processes to reduce or contain Endocare products costs and prices; and

                  o Explore use of third-party sources of financing to fund physician and clinic possession of cryosurgical equipment.

         f) Review and revise Endocare's management compensation packages to ensure comparability with companies in Endocare's peer group. This review will focus on each component of compensation offered to Endocare's management. In addition, we will also implement a system of internal training, incentive programs and performance review procedures.

3.       BUSINESS STRATEGY AND MANAGEMENT OF OPERATIONS.

         a) Focus on Endocare's core competency, which we believe is cryosurgery, through:

                  o Development of a plan to pursue multi-disciplinary approach to cryosurgery in order to introduce malignant and non-malignant applications to the broader medical community, including applications in general surgery, oncology, cardiology, gynecology, neurosurgery and endocrinology;

                  o Focus resources on Endocare's strengths in the product development and manufacture and clinical aspects of cryosurgery; and

                  o Creation of broad-based Centers of Excellence dedicated to general cryosurgical procedures and applications.

         b) Increase representation on Endocare's Scientific Advisory Board to include additional cryosurgeons and representatives from the fields of oncology, radiology and general surgery.

         c) Improve physician support for procedures, physician training, technology and updates to products, by:

                  o Collaboration with physicians and patient advocates to ensure current, effective and accurate data is collected and analyzed to encourage the publication of studies on cryosurgical procedures and to enhance Endocare's public profile in the medical community;

                  o Development of systems to obtain and analyze feedback from proctors, physicians, application specialists and sales teams;

                  o Improvement of educational and training guidelines based on collected analysis of feedback from medical community; and

                  o Improvement of testing and development to enhance efficacy and safety of technology prior to introduction.

         d) Reduce general and administrative expenses by conducting a line-by-line review of opportunities to cut costs and reduce overhead.

4.       SALES AND MARKETING.

         a)       Enhance Endocare's brand image through:

                  o Preparation of advertising strategies to demonstrate to broader medical community the efficacy of Endocare's cryosurgical procedures with emphases on historical performance and availability of supporting data;

                  o        Review and redesign of current marketing strategies;
                           and

                  o Coordination of marketing messages among advertising and sales functions.

         b) Solidify and strengthen relationships with physicians (i) who utilize cryosurgery and Endocare applications; and (ii) who are involved in medical fields where cryosurgical applications are being developed and accepted, through:

                  o Establishment of programs to encourage academic research, including data collection, on cryosurgical procedures;

                  o Provision of marketing, research and educational support for Endocare prostate sites in US and Europe;

                  o Provision of support for focus groups, user conferences and professional cryosurgical organizations; and

                  o Recruitment of physicians to serve on Endocare's Scientific Advisory Board.

         c) Encourage comments and participation from key Endocare customers and health care leaders on improvements for and expansion of Endocare's business practices.

         d) Significantly expand the role of Endocare's Scientific Advisory Board in the marketing of Endocare's products, by accessing the reach of our medical advisors to promote the benefits of Endocare's products and technologies in additional medical fields.

         e) Amplify the role of patient advocate groups in Endocare's operations to generate market demand for Endocare's technologies and applications and ensure better patient care.

         f) Provide enhanced support to sales agents and distributors, by holding regular meetings with agents and distributors and by developing sales and marketing plans with consultation from sales agents and distributors.

                              ELECTION OF DIRECTORS

         We are soliciting your proxy for the election of the Nominees of the Committee to Revitalize Endocare as directors of the Company to serve until the 2004 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

         In accordance with Endocare's Restated Certificate of Incorporation and By-laws and the Delaware General Corporation Law, Endocare's Board is to consist of not less than three and not more than seven directors, the exact number to be specified by the Board. Based on information contained in reports filed by the Company with the SEC, seven directors currently serve on the Endocare Board.

         Our Nominees, if elected, will constitute all of the members of the Board. If the Nominees of the Committee to Revitalize Endocare are elected and take office as directors, they intend to discharge their duties as directors of the Company in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors.

         Each of our Nominees has consented to be included in this Proxy Statement and to serve as a director until the expiration of his or her respective term and until such Nominee's successor has been elected and qualified or until the earlier resignation or removal of such Nominee. We have no reason to believe that any of our Nominees named above will be disqualified or unable or unwilling to serve if elected. However, if any of the Nominees are unable to serve or for good cause will not serve, proxies may be voted for another person nominated by the Committee to Revitalize Endocare to fill the vacancy.

         The Nominees of the Committee to Revitalize Endocare understand that, if elected as directors of Endocare, each of them will have an obligation under Delaware law to discharge his or her duties as a director in good faith, consistent with his or her fiduciary duties to Endocare and its stockholders.

                                THE PARTICIPANTS

         The following persons and entities constitute our "participants" (as defined in Instruction 3 to Item 4 of Rule 14a-10l promulgated under the Securities Exchange Act of 1934) in this proxy solicitation: Kurt Landgraf, David Eller, William A. Barry, Douglas Chinn, M.D., Robert Paul Fry, M.D., J.D., John R. Queen, Joseph L. D'Angelo and Solana Capital Partners.

         Information relating to the beneficial ownership of common stock of Endocare by the participants in this solicitation and certain other information relating to the participants is set forth below. Other than Douglas Chinn, M.D., none of the participants in this solicitation are party to any commercial dealings with Endocare or its subsidiaries required to be discussed pursuant to
Schedule 14A promulgated under the Securities Exchange Act of 1934, which governs the disclosure contained in this proxy statement.

PARTICIPANTS' OWNERSHIP OF ENDOCARE STOCK

         The following table shows, as of May 31, 2003, the number and percentage of shares of Endocare common stock owned by each participant in the Committee to Revitalize Endocare, individually, and by all participants in the Committee to Revitalize Endocare as a group.

                                         NUMBER OF SHARES
NAME AND BUSINESS ADDRESS               BENEFICIALLY OWNED               PERCENT OF CLASS
-------------------------               ------------------               ----------------
Kurt Landgraf                                   0                                *
  4690 Province Line Road
  Princeton, NJ 08540

David Eller                                   1,000                              *
  2401 Fountain View, #416
  Houston, TX  77057

William A. Barry                                0                                *
  37, Greenway, Letchworth,
  Herts. SG6 3UG, England

Douglas Chinn, M.D.                          50,083(1)                           *
  65 N. First Avenue Suite 102
  Arcadia, CA 91006

Robert P. Fry, M.D., J.D.                       0                                *
  22109 East Costilla Drive,
  Aurora, CO 80016

John R. Queen                                 2,500(2)                           *
  17660 La Bajada
  Rancho Santa Fe, CA 92067

Joseph L. D'Angelo                              0                                *
  1335 Oakwood Drive
  Arcadia, CA 91006

Solana Capital Partners                       1,000                              *
  990 Highland Drive, Suite 314
  Solana Beach, CA 92075

All Participants in the Committee             54,583                             *
  to Revitalize Endocare, as a  Group
  (six individuals and one entity)

----------

* Less than 1%.

(1) Does not include 3,020 shares of Endocare common stock owned by Dr. Chinn's spouse and children, of which Dr. Chinn disclaims beneficial ownership.

(2) Represents 2,500 shares of Endocare common stock owned by John Queen, as co-trustee of the John R. and Patricia Queen Trust.

BIOGRAPHICAL INFORMATION OF OUR NOMINEES AND OTHER PARTICIPANTS

         The information below sets forth the name, age (as of May 31, 2003), principal occupation and directorships of each of the participants in the Committee to Revitalize Endocare. The participants have been categorized into two groups: (1) our Nominees and (2) other participant.

1.       OUR NOMINEES.

         Kurt Landgraf. Mr. Landgraf, 56, has served as President and Chief Executive Officer of Educational Testing Service ("ETS"), a major not-for-profit administrator of testing and testing services, since August 2000.

         He has extensive experience in finance, accounting, marketing and management of all aspects of medical, pharmaceutical and educational companies, both in for-profit and not-for-profit companies. Before joining ETS, Mr. Landgraf served as Chairman and Chief Executive Officer of DuPont Pharmaceuticals Company (a subsidiary of the DuPont Company) from January 2000 to May 2000; Executive Vice President and Chief Operating Officer of E.I. DuPont De Nemours from April 1998 to August 2000; Chief Financial Officer from December 1996 to October 1997; President and Chief Executive Officer of The DuPont Merck Pharmaceuticals Company from December 1993 to December 1996; and Executive Vice President of DuPont's worldwide pharmaceuticals business from January 1991 to December 1993. During his tenure at The DuPont Companies, Mr. Landgraf also served as Chairman of the Boards of DuPont Europe (1997-2000), DuPont Pharmaceuticals (1998-2000), and DuPont Merck Pharmaceuticals (1996-1998).

         From July 1980 to January 1991, Mr. Landgraf served as Director of E.I. DuPont De Nemours' Pharmaceuticals and Imaging Agents Division, where he had profit/loss responsibility for DuPont's $600 million pharmaceuticals and imaging agents business; and Director of Business Development and International Marketing for the Pharmaceuticals Division, where he held profit/loss responsibility for all pharmaceuticals operations outside the U.S., primarily in Canada, Western Europe and Japan. Mr. Landgraf also served previously as Manager of Marketing Analysis and Planning and Corporate Staff Corporate Economist for The Upjohn Company, among other positions.

         Mr. Landgraf has served as a member of the Boards of Directors of Ikon Office Solutions since 2000, aaiPharma, Inc. since 2001 and NDCHealth Corporation since 2001. In addition to his substantial business experience, Mr. Landgraf has lectured in academic settings in economics, labor-relations management and marketing.

         Mr. Landgraf earned a Bachelor of Science degree from Wagner College, a Masters of Arts degree in Economics from Pennsylvania State University, a Masters in Education degree from Rutgers University, a Masters in Science degree from Western Michigan University and completed the Advanced Management Program at Harvard Business School. Mr. Landgraf was an officer in the United States Navy and member of the United States Naval Reserve.

         We intend to nominate Mr. Landgraf to serve as a director and to elect him as Chairman of the Board.

         David Eller. Mr. Eller, 65, has served as President of Eller Holding Company, a private investment firm concentrating on investing in oil and gas exploration companies, since 1999. Previously, Mr. Eller served as President of DuPont Pharmaceuticals Company - Europe, and its six European operating subsidiaries, as well as serving as a strategic advisor to the Chief Operating Officer and to the Chairman and Chief Executive Officer of Europe, Africa and Asia for The DuPont Company from 1996 to 2001. At DuPont, Mr. Eller managed and coordinated strategic implementations that increased shareholder value by three times over its book value.

         In addition to his experience with DuPont, Mr. Eller has over 25 years of senior management and executive level experience with substantial expertise and experience in life sciences, biosciences, and pharmaceuticals, as well as oil and gas exploration and production companies. Mr. Eller has served as Chairman, a director and Chief Executive Officer of both the North American Energy Corporation from 1993 to 1999 and Granada BioSciences, Inc. from 1986 to 1992.

         Mr. Eller has extensive leadership experience in civic, educational and philanthropic organizations. He has served the Texas A&M University System as Chairman of the Board of Regents from 1985 to 1989, Chancellor and Chief Executive Officer from 1986 to 1987, Regent from 1983 to 1985 and Chairman Emeritus from 1989 to the present. Mr. Eller was also director of the Baylor College of Medicine from 1984 to 1992, and on the boards of the Foundation for Biomedical Research from 1985 to 1998, Texas Chamber of Commerce from 1984 to 1990 and Herman Hospital from 1989 to 1992.

         Mr. Eller earned a Bachelor of Science degree in Engineering from Texas A&M University. He also completed the Advanced Management Program at the Harvard Business School and the Corporate Governance Program at the Graduate School of Business at Stanford University. In addition, Mr. Eller served as an officer of the United States Army.

         We intend to nominate Mr. Eller to serve as a director and to appoint him to serve as Chief Executive Officer.

         William A. Barry. Mr. Barry, 59, has served as a consultant to Bristol-Myers Squibb since October 2001 in connection with its $7.2 billion acquisition of DuPont Pharmaceuticals Company.

         Prior to his service as a consultant, Mr. Barry worked with DuPont and other companies for over 40 years, in finance, operations, audit and management positions.

         In 2001 Mr. Barry served as Vice President of Finance and Managing Director of the European Headquarters of DuPont Pharmaceuticals Company (a subsidiary of the DuPont Company). From 1991 to 2000, Mr. Barry served as Vice President of Finance for DuPont Pharmaceuticals-Europe (two of these years in the U.S.) and either President or Chairman of the Board of the six DuPont Pharmaceuticals subsidiaries across Europe. From 1999 to 2000, he concurrently served as General Manager for DuPont Pharmaceuticals' Medical Imaging Business in Europe.

         In addition, from 1984 to 1991, Mr. Barry served as Treasurer and Financial Manager of DuPont (France) with a concentration on mergers and acquisitions. Mr. Barry also served as Treasurer for DuPont (UK) from 1980 to 1984. From 1973 to 1980, he served as Audit Manager for Southern Europe for DuPont based in the UK and in Switzerland. Mr. Barry also served on the Board of Governors of the British School of Paris (France) for 12 years.

         We intend to nominate Mr. Barry to serve as a director and to appoint him as Chief Financial Officer.

         Douglas Chinn, M.D. Dr. Chinn, 52, has been an urologist in private practice and a medical researcher for over 20 years. In addition, he has been performing cryosurgery since 1993.

         From 1996 through 2002, Dr. Chinn served as a consultant and leading proctor to Endocare. As a consultant to Endocare, he provided advice and expertise in product development, Medicare reimbursement, and employee and physician training programs. Dr. Chinn performed the first basic science and laboratory investigations (in conjunction with other investigators) that validated the technique, efficacy and safety of the Endocare CryoCare unit for the clinical setting. As the chief proctor for Endocare, he has proctored over 200 cases in prostate and renal cryosurgery. He continues to license his patented technology on temperature monitoring and cryosurgery to Endocare. Further, he has given presentations on Endocare's technology to insurance companies and investment fund managers.

         Dr. Chinn has served as a member of the Executive Committee, Chairman of the Standardization Committee and Program Chairman for the Society of Urologic Cryosurgeons from 1995 to 1996. Dr. Chinn is also a member of the American Urological Association, American College of Cryosurgery, and California

         Urological Association where he serves on the Committee on Legislation. He is a Fellow with the International College of Surgeons where he serves as Vice President of the United States Section.

         Dr. Chinn is co-author of several publications on cryosurgery, and has trained physicians in the United States and world-wide. He received his Bachelor of Science and Medical Doctorate degrees from the University of Southern California.

         We intend to nominate Dr. Chinn to serve as a director and to appoint him as Chief Medical Officer.

         Joseph L. D'Angelo. Mr. D'Angelo, 66, has served as the Chief Financial Officer of Glesener Pharmacy, Inc. since 1988 when he joined as a full partner and Registered Pharmacist. Glesener Pharmacy incorporated in 1995 and is currently one of the largest independent pharmacies in California with annual revenue in excess of $10 million. Since 1995, Mr. D'Angelo has served as Chief Financial Officer and Vice President. He also previously served as Secretary Treasurer.

         Since 1971, Mr. D'Angelo has founded ten state-licensed board and care facilities providing assisted living services and housing. In 1979, he co-founded a chain of nine photography retail establishments, 45 Minute Photolabs, Inc., which he sold in 1989. In addition to his experience in pharmaceutical and medical equipment sales, Mr. D'Angelo has substantial expertise and experience in the management and operations of residential care facilities and as a research chemist. Mr. D'Angelo earned a Bachelor of Science degree from the Philadelphia College of Pharmacy and Science.

         We intend to nominate Mr. D'Angelo to serve as a director.

         Robert Paul Fry, M.D., JD. Dr. Fry, 79, practiced nine years as an anesthesiologist and another 20 years as a medical malpractice and product liability attorney. From 1983 to 1992 Dr. Fry served as a Medical and Legal Consultant with the Robert P. Fry Professional Corporation. From 1967 to 1983 he acted as Senior Partner with the law firm of Butler, Jefferson & Fry. From 1955 to 1965 Dr. Fry was a Staff Anesthesiologist at Methodist Hospital in Arcadia, CA. Dr. Fry has been a private investor for the past five years.

         Dr. Fry earned his Medical Degree from Temple University, and his law degree from the University of Southern California. In addition, Dr. Fry served as a Captain in the United States Air Force.

         We intend to nominate Dr. Fry to serve as a director.

         John R. Queen. Mr. Queen, 64, has over 35 years of management experience in the securities industry, principally with Merrill Lynch, Pierce, Fenner & Smith ("Merrill Lynch"). Mr. Queen served as District Director and Senior Vice President of Merrill Lynch for Southern California from 1991 to 2002. Mr. Queen previously served as Merrill Lynch's Senior Vice President and Director for Northern California from 1990 to 1997. Currently, Mr. Queen, who retired from Merrill Lynch, is a private investor and a member of several civic boards.

         Mr. Queen was a founder of the Long Beach Grand Prix and served on its Board of Directors for 25 years. Mr. Queen was recently elected Chairman of the San Diego Symphony Orchestra.

         Mr. Queen earned a Bachelor of Science degree in Economics from St. Mary's College of California. He also served in the United States Navy.

                  We intend to nominate Mr. Queen to serve as a director.

2.       OTHER PARTICIPANT.

         Solana Capital Partners. Solana Capital Partners, Inc., a California corporation, is a privately funded venture capital firm that provides investments to information-technology, manufacturing/distribution and medical-device manufacturing companies. Solana Capital Partners, based in Solana Beach, California, was formed in 1999 to invest in sustainable companies with long-term potential for success. Solana Capital Partners focuses on companies requiring investments that may not meet the minimums of many venture capital firms, generally in investments up to $2 million for second-stage and later-stage companies seeking to finance targeted expansion efforts. A principal officer and stockholder of Solana Capital Partners is currently disputing a 1996 censure and $50,000 fine from the National Association of Securities Dealers related to his refusal to disclose the identity of clients on whose behalf he was trading securities.

         Solana Capital Partners has and intends to provide all of the financing for this proxy statement and for any future efforts by the participants in any later filed proxy materials.

COMPENSATION OF NOMINEES

         The following table shows the compensation paid or accrued by Endocare to each of the Nominees of the Committee to Revitalize Endocare for services rendered to Endocare in all capacities during 2000, 2001 and 2002. None of the Nominees received grants of stock options or other equity-based compensation during any of 2000, 2001 or 2002.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM COMPENSATION
                                                                                 ---------------------------------
                                                                                          AWARDS           PAYOUTS
                                          ANNUAL COMPENSATION                    ------------------------  -------
                            -------------------------------------------------    RESTRICTED   SECURITIES
                                     SALARY                      OTHER ANNUAL      STOCK      UNDERLYING    LTIP
                                  COMPENSATION        BONUS      COMPENSATION     AWARD(s)   OPTIONS/SARS  PAYOUTS  ALL OTHER
NAME                        YEAR       ($)             ($)            ($)           ($)           (#)        ($)       ($)
------------------          ----  -------------    -----------   ------------    ----------  ------------  -------  ---------
Kurt Landgraf               2002       None            None          None           None          None      None       None
                            2001       None            None          None           None          None      None       None
                            2000       None            None          None           None          None      None       None

David Eller                 2002       None            None          None           None          None      None       None
                            2001       None            None          None           None          None      None       None
                            2000       None            None          None           None          None      None       None

William A. Barry            2002       None            None          None           None          None      None       None
                            2001       None            None          None           None          None      None       None
                            2000       None            None          None           None          None      None       None

Douglas Chinn, M.D.         2002       None            None       157,943.65(1)     None          None      None       None
                            2001       None            None       154,239.45(1)     None          None      None       None
                            2000       None            None       177,657.22(1)     None          None      None       None

Robert Paul Fry, M.D., J.D. 2002       None            None          None           None          None      None       None
                            2001       None            None          None           None          None      None       None
                            2000       None            None          None           None          None      None       None

John R. Queen               2002       None            None          None           None          None      None       None
                            2001       None            None          None           None          None      None       None
                            2000       None            None          None           None          None      None       None

Joseph D'Angelo             2002       None            None          None           None          None      None       None
                            2001       None            None          None           None          None      None       None
                            2000       None            None          None           None          None      None       None

----------

(1) Amounts reflected represent aggregate compensation paid or accrued by Endocare to Dr. Chinn under both a Consulting Agreement, dated January 17, 2000, and a License Agreement, dated February 14, 1997. Set forth below is the amount paid or accrued under each of these agreements, individually.

         YEAR              CONSULTING AGREEMENT           LICENSE AGREEMENT
         ----              --------------------           -----------------
         2002              $         150,000.00           $        7,943.65
         2001              $         150,000.00           $        4,239.45
         2000              $         163,819.47           $       13,837.75

                POTENTIAL COST IF OUR SOLICITATION IS SUCCESSFUL

CERTAIN POTENTIAL FUTURE PAYMENTS BY ENDOCARE RELATED TO EMPLOYMENT AGREEMENTS

         Our Nominees intend to appoint Kurt Landgraf as Chairman of the Board, David Eller as Chief Executive Officer, William Barry as Chief Financial Officer, and Douglas Chinn, M.D. as Chief Medical Officer of Endocare. Appointment of these four individuals as officers of Endocare may require Endocare to comply with certain severance provisions of three Employment Agreements entered into by Endocare.

1. JOHN CRACCHIOLO'S EMPLOYMENT AGREEMENT. If our nominees are elected to the Endocare Board, we intend to conduct a review of Cracchiolo's Employment Agreement and his position at Endocare to determine whether it is in the best interests of Endocare to take actions to cause Cracchiolo's Employment Agreement to be voided or canceled. If we do determine that it would be in the best interests of Endocare to attempt to void or cancel Cracchiolo's Employment Agreement, we cannot assure you that we would be successful in our efforts.

         a) Under Cracchiolo's Employment Agreement, Endocare may have to pay to Cracchiolo the severance payments listed below IF:

                  o we are unsuccessful in voiding Cracchiolo's Employment Agreement, and

                  o Cracchiolo's employment is terminated (A) by Endocare without "Cause"; (B) by Cracchiolo for "Good Reason"; or (C) by Cracchiolo at Cracchiolo's discretion during the 30-day period following the "Mandatory Access Period"; or (D) because of the death or disability of Cracchiolo.

                           "Cause" under Cracchiolo's Employment Agreement means
                           (A) the willful misappropriation of Endocare funds or property; (B) conviction in a court of law of, or entering a plea of guilty or no contest to, any felony; or (C) commission in bad faith of any act that materially injures or could reasonably be expected to materially injure the reputation, business or business relationships of Endocare. Cracchiolo's Employment Agreement also specifically states that "Cause" does not include (Y) any termination which occurs thirty (30) days after Endocare learns of an event which would otherwise constitute "Cause"; or (Z) any events that transpired prior to March 3, 2003, except for events of which Endocare was aware and which Endocare has previously reviewed or investigated.

                           "Good Reason" under Cracchiolo's Employment Agreement means Cracchiolo's voluntary resignation within thirty (30) days of learning of any of the following:
                           (A) the material diminution or change of position, duties, responsibilities, authority, or the assignment of duties materially inconsistent with Cracchiolo's prior position; (B) the material reduction in Cracchiolo's compensation or benefits;
                           (C) the relocation of Cracchiolo's principal business location to an area outside of a thirty (30)-mile radius of its current location; or (D) the failure of any successor entity to assume in writing any obligations arising out of any agreement between the Company and Cracchiolo upon the entity becoming a successor, including the obligations arising under Cracchiolo's Employment Agreement. Also, the Company's hiring of a new Chief Operating Officer or Chief Financial Officer shall not be considered "Good Reason."

                           "Mandatory Access Period" under Cracchiolo's
                           Employment Agreement means the first six (6) months of Cracchiolo's Employment Agreement (period ending September 3, 2003) or longer if Cracchiolo and Endocare mutually elect to continue the Mandatory Access Period for an additional period of time up to March 3, 2006.

         b) Under the terms of Cracchiolo's Employment Agreement, Cracchiolo's potential severance payments include ALL of the following:

                  o 200% of Cracchiolo's base salary and maximum 2002 bonus eligibility, in cash, which amounts to $616,000;

                  o        "relocation" compensation, in cash, of $50,000;

                  o an amount of cash equal to Cracchiolo's tax liability for his $50,000 "relocation" compensation at the highest marginal tax rate, which amounts to approximately $15,000; and

                  o for a period of 24 months, participation in all company fringe benefit plans OR an amount of cash equal to the costs of substantially equivalent insurance for Cracchiolo and any spouse or dependents covered as of March 3, 2003.

2. WILLIAM NYDAM'S EMPLOYMENT AGREEMENT. Pursuant to an Employment Agreement, dated March 3, 2003, William Nydam serves as Endocare's President and Chief Operating Officer. Our Nominees do not have any present intention to appoint any other individual to serve as President or Chief Operating Officer. However, we do intend to conduct a review of the performance of all of Endocare's senior management to determine the prudence of retaining all or any member of Endocare's management team. In addition, our Nominees intend to review the circumstances surrounding the hiring of Nydam and Greenberg to determine the prudence and feasibility of attempting to void either or both of Nydam's or Greenberg's Employment Agreements (more fully described in Section 3 below).

         Under Nydam's Employment Agreement, Endocare may have to pay to Nydam severance payments equal to Nydam's base salary ($240,000) and continue his health insurance for one year, if Nydam is terminated (A) by Endocare without "Cause"; or (B) by Nydam for "Good Reason."

         "Cause" under Nydam's Employment Agreement means (A) willful misconduct or dishonesty; (B) conviction of a felony; (C) acts (or fails to act) in bad faith and to the detriment of Endocare; (D) materially breaches his Employment Agreement or any other agreement with the Company; (E) engages in misconduct that is demonstrably and materially injurious to the Company, including, without limitation, willful and material failure to perform his duties as an officer or employee of Endocare or excessive absenteeism unrelated to illness or vacation.

         "Good Reason" under Nydam's Employment Agreement means Nydam's resignation (A) within the one hundred and eighty (180)-day period immediately following the six (6)-month anniversary of the date of the occurrence of a Change in Control (as defined below); (B) within six
         (6) months of the Company's material reduction of Nydam's level of responsibility; or (C) within six (6) months of the Company's material reduction of the base salary, except for any salary reduction that is generally applicable to the Company's executives.

         "Change in Control" under Nydam's Employment Agreement shall mean any of the following transactions: (A) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (C) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or (D) the acquisition in a single or series of related transactions by any person or related group of persons (other than by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

3. KATHERINE GREENBERG'S EMPLOYMENT AGREEMENT. Pursuant to an Employment Agreement, dated March 25, 2003, Katherine Greenberg serves as Endocare's Chief Financial Officer. Our Nominees intend to appoint William A. Barry to serve as Endocare's Chief Financial Officer, but they do not have any present intention to terminate Katherine Greenberg's employment with Endocare. However, our Nominees do intend to conduct a review of the performance of all of Endocare's senior management to determine the prudence of retaining all or any member of Endocare's management team. In addition, our Nominees intend to review the circumstances surrounding the hiring of Nydam and Greenberg to determine the prudence and feasibility of attempting to void either or both of Nydam's or Greenberg's Employment Agreements.

         Under Greenberg's Employment Agreement, Endocare may have to pay to Greenberg severance payments equal to Greenberg's base salary ($185,000) and continue her health insurance for one year if Greenberg is terminated (A) by Endocare without "Cause"; or (B) by Greenberg for "Good Reason".

         "Cause" under Greenberg's Employment Agreement means (A) willful misconduct or dishonesty; (B) conviction of a felony; (C) acts (or fails to act) in bad faith and to the detriment of Endocare; (D) materially breaches her Employment Agreement or any other agreement with the Company; (E) engages in misconduct that is demonstrably and materially injurious to the Company, including, without limitation, willful and material failure to perform her duties as an officer or employee of Endocare or excessive absenteeism unrelated to illness or vacation.

         "Good Reason" under Greenberg's Employment Agreement means Greenberg's resignation (A) within the thirty (30)-day period immediately following the six (6)-month anniversary of the date of the occurrence of a Change in Control (as defined below); (B) within six (6) months of the Company's material reduction of Greenberg's level of responsibility; or
         (C) within six (6) months of the Company's material reduction of the base salary, except for any salary reduction that is generally applicable to the Company's executives.

         "Change in Control" under Greenberg's Employment Agreement shall mean any of the following transactions: (A) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (B) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (C) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or (D) the acquisition in a single or series of related transactions by any person or related group of persons (other than by the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities.

REIMBURSEMENTS PAYABLE TO PARTICIPANTS FOR EXPENSES RELATED TO THIS PROXY
CONTEST

         The entire expense of our proxy solicitation is being borne by Solana Capital Partners. In the event that our Nominees are elected to the Endocare Board, Solana will seek reimbursement of such expenses from Endocare. Our Nominees do not intend to submit such reimbursement to a vote of Endocare's stockholders. Costs related to the solicitation of proxies are expected to be between $750,000 and $1,000,000.

         Douglas Chinn has advanced $200,000 to Solana Venture Group Fund, L.P. under the terms of an Engagement Agreement and a Confidentiality Agreement, dated March 5, 2003, but rescinded by the parties on March 27, 2003. Contemporaneous with rescinding the Engagement Agreement and the Confidentiality Agreement, Solana and Dr. Chinn entered into an Option of Money Pay-Back or Assignment of Limited Partnership Units Agreement dated March 27, 2003. This agreement is currently in effect and provides that Dr. Chinn has the option of being repaid the $200,000 previously advanced to Solana in either (a) cash payable one year from the date on which Solana received its last advance from Dr. Chinn or (b) 1.3333 limited partnership units of Solana Venture Group Fund, L.P (the "LP Units"). Some or all of the money Dr. Chinn paid to Solana Venture Group Fund, L.P. will be used by Solana to pay expenses in connection with this proxy solicitation. However, Dr. Chinn will not be responsible for any other payments in connection with this proxy solicitation.

         In addition, in the event that our Nominees are elected to the Endocare Board, Solana intends to seek options to purchase shares of Endocare's common stock. However, there is no agreement or understanding among any of the members of the Committee to Revitalize Endocare to grant Solana any options to purchase shares of Endocare's common stock or any other compensation of any kind. Joseph D'Angelo and John Queen, two of our Nominees and the fathers of two employees of Solana, will each refrain from participation in the deliberations or voting on any matters related to reimbursement or compensation of Solana.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

1. Except for the legal action described in the next paragraph, no Nominee of the Committee to Revitalize Endocare is involved in any material pending legal proceedings with respect to the Company.

         a) 220 Lawsuit. On April 7, 2003, Douglas Chinn, M.D. presented Endocare with a demand to inspect materials identifying Endocare's stockholders ("Stocklist Materials") and certain of Endocare's books and records ("Books and Records") pursuant to
                  Section 220 of the Delaware General Corporation Law. Because Endocare failed to respond to Dr. Chinn's demand, on April 15, 2003, Dr. Chinn filed a lawsuit against Endocare in the Delaware Court of Chancery to enforce his April 7, 2003 demand. On May 6, 2003, the Court of Chancery entered an order requiring the production of the Stocklist Materials. A trial was held on June 9, 2003 for the Court to determine whether Dr. Chinn should be given access to the Books and Records. At the conclusion of the June 9, 2003 trial, the Court ruled in Dr. Chinn's favor, stating that it had "no question in [its] mind whatsoever" that Dr. Chinn had demonstrated a proper purpose for the request he made to inspect Endocare's Books and Records. The Court directed the parties to attempt to work out arrangements for conducting the inspection and has scheduled a hearing for June 26, 2003 to resolve any remaining issues relating to the inspection.

2. Except for the Consulting Agreements discussed in the following paragraphs, there is no arrangement or understanding between any Nominee of the Committee to Revitalize Endocare and any other person pursuant to which he was or is to be selected as a Nominee or director.

         a) Consulting Agreements. Solana Capital Partners entered into a Consulting Agreement, dated as of March 4, 2003, with David Eller and William Barry. Under the March 4, 2003 Consulting Agreement, Messrs. Eller and Barry provided consulting services including assistance in assessing Endocare's current management team, operations and business potential. This Consulting Agreement contained a term of one (1) month and terminated as of April 4, 2003. Under this Consulting Agreement, Messrs. Eller and Barry each received $10,000 for their consulting services. In addition, Messrs. Eller and Barry received reimbursement for their reasonable out-of-pocket expenses incurred in their performance under this Consulting Agreement. This Consulting Agreement also permitted the use of Messrs. Eller's and Barry's names as potential Nominees for election as directors and officers of Endocare, in the event that the participants to this Schedule 14A endeavored to nominate candidates for election as directors of Endocare, subject to the execution of agreements between Endocare and Messrs. Barry and Eller containing mutually acceptable terms.

                  In addition, on May 16, 2003, Solana and Messrs. Eller and Barry entered into a new Consulting Agreement, effective as of April 5, 2003, on substantially similar terms as the March 4, 2003 Consulting Agreement, except that the April 5, 2003 Consulting Agreement shall remain in effect until terminated by either Solana or Messrs. Eller or Barry upon three days prior written notice. In addition, the April 5, 2003 Consulting Agreement provides for compensation of $20,000 per calendar month to be paid to each of Messrs. Eller and Barry, and to provide for payment to each of Messrs. Eller and Barry of a success fee equal to 100% of all amounts paid as compensation to Messrs. Eller and Barry under this Consulting Agreement in the event the Committee to Revitalize Endocare elects a majority of its Nominees to the Endocare Board of Directors.

                  Solana engaged an outside executive recruiter to identify David Eller as a candidate for Chief Executive Officer of Endocare.

3. None of the Nominees of the Committee to Revitalize Endocare currently holds any position or office with the Company or has ever served previously as a director of the Company.

4. Other than the option, warrant and engagement agreement, confidentiality agreement and option agreement described in paragraphs 4(a-c) below, none of the participants or their associates has been, within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company, including but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, division of losses or profits, or the giving or withholding of proxies.

         a) 1999 Option. On January 27, 1999, Endocare issued to Dr. Chinn an option to purchase 25,000 shares of Endocare common stock at an exercise price of $3.00 per share pursuant to the terms of a Stock Option Agreement, dated January 27, 1999, between Endocare and Dr. Chinn. This non-statutory stock option commenced vesting on January 27, 1999; twenty-five percent (25%) of the shares subject to this option vested twelve (12) months after January 27, 1999 and 1/48th of the shares vested each month thereafter until all of the shares subject to this option were vested. Dr. Chinn exercised 21,875 shares under this option and as of the date hereof holds 14,583 shares issued pursuant to this option. By its terms, this option terminated on March 1, 2003, which was sixty (60) days after the termination of Dr. Chinn's consulting relationship with Endocare.

         b) 2000 Warrant. On January 3, 2000, Endocare issued to Dr. Chinn a warrant to purchase 20,000 shares of Endocare common stock at an exercise price of $9.00 per share pursuant to a warrant agreement between Endocare and Dr. Chinn. This warrant became exercisable with respect to 5,000 shares as of each of January 3, 2001, January 3, 2002 and January 3, 2003 and will be exercisable with respect to 5000 shares as of January 3, 2004. Dr. Chinn exercised 15,000 shares under this warrant and as of the date hereof holds 5,000 shares issued pursuant to this warrant. This warrant will expire by its terms on January 3, 2005. In addition, this warrant will terminate on the date on which the License Agreement, dated February 14, 1997 between Endocare and Dr. Chinn is terminated, and only the number of shares available prior to the termination of that License Agreement will remain exercisable after such termination date until the ultimate expiration of this warrant on January 3, 2005.

         c) Engagement Agreement, Confidentiality Agreement and Option Agreement. Solana, General Partner of Solana Venture Group, L.P., and Dr. Chinn entered into an engagement agreement dated March 5, 2003. Solana and Dr. Chinn also entered into a confidentiality agreement on the same date. Both agreements were rescinded by the parties on March 27, 2003.

                  Pursuant to the engagement and confidentiality agreements, Dr. Chinn engaged Solana to assist him in the attempted contest to replace the Board of Directors of Endocare. These agreements provided for the advancement of expenses incurred in the effort to replace Endocare's Board of Directors as well as the distribution of the reimbursement of expenses, if any, granted by Endocare following a successful contest to replace the Board of Directors of Endocare. Prior to the termination of these agreements on March 27, 2003, Dr. Chinn had advanced a total of $200,000 to Solana.

                  Concurrent with rescinding the engagement and confidentiality agreements described above, Solana and Dr. Chinn entered into an Option of Money Pay-Back or Assignment of Limited Partnership Units Agreement dated March 27, 2003. This agreement is currently in effect and provides that Dr. Chinn has the option of being repaid the $200,000 previously advanced to Solana in either (a) cash payable one year from the date on which Solana received its last advance from Dr. Chinn or (b) 1.3333 limited partnership units of Solana Venture Group Fund, L.P (the "LP Units"). This Agreement also grants Dr. Chinn a right of first refusal for the purchase of 16.5% of Endocare shares or options received by Solana Venture Group, L.P, if any. Some or all the money Dr. Chinn paid to Solana Venture Group Fund, L.P. will be used by Solana to pay expenses in connection with this proxy solicitation. However, Dr. Chinn will not be responsible for any other payments in connection with this proxy solicitation.

5. Except as set forth below, none of the participants and none of their associates has any arrangement or understanding with any person with respect to (i) any future employment with the Company or its affiliates or (ii) any future transactions to which the Company or any of its affiliates may be a party.

         If our Nominees are elected to the Board of Endocare, our Nominees intend to appoint the following people to the following offices:

                  o        Kurt Landgraf Chairman of the Board

                  o        David Eller Chief Executive Officer

                  o        William A. Barry Chief Financial Officer

                  o        Douglas Chinn, M.D. Chief Medical Officer

         We do not have any agreement with any of these individuals listed above, or with any other member of our Committee to Revitalize Endocare, with respect to the terms or their employment or compensation as officers of Endocare.

6. Other than the option and warrant described in paragraphs 4(a) and (b) above and as set forth below in paragraphs 6(a-c), since the beginning of the Company's last fiscal year, none of the Nominees of the Committee to Revitalize Endocare or any member of their immediate families had any material interest in any transaction, or has any material interest in a proposed transaction, to which the Company or any subsidiary of the Company was or is to be a party.

         a) Dr. Chinn's Consulting Agreement. Endocare entered into a Consulting Agreement, dated as of January 17, 2000, with Dr. Chinn and Mahlon Chinn, M.D. (collectively, the "Consultants"). Under this Consulting Agreement, the Consultants were engaged to assist Endocare in its product development for Endocare's Cryocare System and related technology.

                  At Dr. Chinn's request, this Consulting Agreement was mutually terminated as of December 31. 2002, in accordance with a letter dated December 20, 2002 from Endocare to the Consultants. Dr. Chinn's request to terminate his consulting relationship with Endocare was made as a result of Dr. Chinn's dissatisfaction with Endocare's management. Under this Consulting Agreement the Consultants agreed, at all times during the term of this Consulting Agreement and thereafter, to keep in confidence all confidential information received from Endocare and to not directly or indirectly use or exploit any such confidential information other than in the course of performing the Consultants' duties under this Consulting Agreement. The Consultants further agreed to use their best efforts to ensure that such confidential information, and any records or documents containing such information, are not exposed to theft, embezzlement or unauthorized reproduction or disclosure. Dr. Chinn believes that his participation in the events surrounding this proxy statement and the preparation or filing of this proxy statement do not abrogate his confidentiality obligations under this Consulting Agreement. Under this and previous consulting agreements, Endocare has paid Dr. Chinn an aggregate amount of $581,069.91 since 1996.

         b) Dr. Chinn's License Agreement. Dr. Chinn entered into a License Agreement, dated as of February 14, 1997, pursuant to which Dr. Chinn granted to Endocare a license to certain of Dr. Chinn's proprietary technology and information. This License Agreement is currently in full force and effect. Dr. Chinn believes that his participation in the events surrounding this proxy statement and the preparation or filing of this proxy statement do not abrogate the provisions related to confidentiality contained in his License Agreement.

                  Pursuant to this License Agreement, Endocare has paid to Dr. Chinn an aggregate amount of $77,987.45 and issued to Dr. Chinn a warrant to purchase 25,000 shares of common stock of Endocare at $4.375 per share. This warrant expired February 14, 2002. In addition, in 2000, Endocare issued to Dr. Chinn a warrant to purchase 20,000 shares of common stock of Endocare at $9.00 per share, which warrant terminates upon termination of the License Agreement. Under the terms of the License Agreement, Dr. Chinn is entitled to royalties on Endocare's sales of certain of its products.

                  Dr. Chinn received his last royalty payment under his License Agreement over one year ago, on May 12, 2002. Dr. Chinn has not received any current information on Endocare's sales of its products, but has received anecdotal evidence that Endocare continues to complete sales of the products which give rise to Dr. Chinn's right to receive royalty payments under his License Agreement. In addition, Dr. Chinn has reviewed Endocare's May 28, 2003 press release disclosing preliminary metrics for performance of prostate cryoablation procedures during 2002 and believes that the figures contained therein support his belief that Endocare may be past due on amounts owing to him under his License Agreement. Accordingly, Dr. Chinn believes that Endocare may be past due on royalty payments under his License Agreement, but is unsure of the amount of such past due royalty payments, if any.

         c) Other Information. Dr. Chinn's father, James Chinn, M.D., as trustee of the James Chinn Trust Dated September 6, 1984, is currently in discussions with Endocare over claims by Endocare that the James Chinn Trust Dated September 6, 1984 owes Endocare certain amounts as payment for cryosurgical equipment. Although Douglas Chinn, M.D. is a potential future beneficiary of the James Chinn Trust Dated September 6, 1984, Douglas Chinn, M.D. has no involvement in these discussions between James Chinn, M.D. and Endocare. Douglas Chinn, M.D. believes that the actions represented by this proxy statement are wholly separate and apart from discussions between James Chinn, M.D. and Endocare.

7. None of the Nominees of the Committee to Revitalize Endocare or any member of their immediate families has been indebted to the Company or any of its subsidiaries at any time since the beginning of the Company's last fiscal year. Except for amounts paid by Endocare to Dr. Chinn under his Consulting Agreement and License Agreement discussed in paragraphs 6(a) and (b) above, no Nominee has received any compensation from the Company.

8. Except as set forth below in paragraphs 8(a-b), no family relationships exist among the Nominees or between any Company director or executive officer and any of the Nominees.

         a) Joseph D'Angelo, one of our participants, is the father of Luke D'Angelo, the Secretary and Managing Director of Solana Capital Partners, Inc.

         b) John Queen, one of our Nominees, is the father of Christopher Queen, an employee of Solana Capital Partners, Inc.

9. The following is a summary of all transactions in Company common stock by our participants over the last two years.

         a) Douglas Chinn, M.D. Transactions during the last two years in the Company's common stock by Dr. Chinn:

Date Of Transaction                Nature Of Transaction                Number Of Shares(1)
-------------------                ---------------------                ----------------
     10/23/01                             Sell                                 8,455
     10/24/01                             Buy(2)                              10,000
     10/24/01                             Sell                                10,000
     10/24/01                             Sell                                  500
      2/21/02                             Buy                                  5,000
     10/22/02                             Buy                                 14,583

----------

(1) Does not include 3,020 shares of Endocare common stock owned beneficially by Dr. Chinn's spouse and children, of which Dr. Chinn disclaims beneficial ownership.

(2) Acquired on margin.


         b) Solana Capital Partners Transactions during the last two years in the Company's common stock by Solana Capital Partners.

Date Of Transaction                   Nature Of Transaction                 Number Of Shares
-------------------                   ---------------------                 ----------------
     4/14/03                                   Buy                                 1,000


         c) David Eller. Transactions during the last two years in the Company's common stock by Mr. Eller.


Date Of Transaction                   Nature Of Transaction                 Number Of Shares
-------------------                   ---------------------                 ----------------
     4/16/03                                   Buy                                 1,000


         d) John Queen. Transactions during the last two years in the Company's common stock by John Queen.


Date Of Transaction                   Nature Of Transaction                 Number Of Shares
-------------------                   ---------------------                 ----------------
      5/9/03                                  Buy                                2,500(1)

----------

(1) Represents 2,500 shares of Endocare common stock owned by John Queen, as co-trustee of the John R. and Patricia Queen Trust.

                    WE STRONGLY RECOMMEND THAT YOU VOTE "FOR"
                          THE ELECTION OF OUR NOMINEES


                                VOTING PROCEDURES

THE GOLD PROXY CARD

         In order to ensure that your vote is represented at the 2003 Annual Meeting of the Stockholders, we urge you to sign and date the enclosed GOLD proxy card and return it to MacKenzie Partners, in the enclosed postage paid envelope TODAY. Execution of the GOLD proxy card will not affect your right to attend the 2003 Annual Meeting of the Stockholders scheduled for September 30, 2003 and to vote in person.

         You are eligible to execute a GOLD proxy card only if you owned the common stock on the Record Date. Endocare's Board has set August 4, 2003 as the Record Date for determining those stockholders who will be entitled to notice of and to vote at the 2003 Annual Meeting of the Stockholders. You will retain the right to execute a proxy card in connection with this proxy solicitation even if you sell your shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the GOLD proxy card, even if you sell such shares after the Record Date.

         On the Record Date, there were outstanding and entitled to vote __________ shares of Endocare common stock, which is Endocare's only class of voting securities. Stockholders will have one vote for each share of common stock they own with respect to all matters to be considered at the 2003 Annual Meeting of the Stockholders.

         If you have previously signed and returned a [BLUE] proxy card to Endocare, you have every right to change your vote. Only your latest dated card will count. You may revoke your vote made on any [BLUE] proxy card already sent to Endocare by signing, dating and mailing the enclosed GOLD proxy card in the postage-paid envelope provided. Unless contrary instructions are indicated on the enclosed GOLD proxy card, all shares of stock represented by valid GOLD proxy cards received pursuant to this solicitation (which have not been revoked as described above) will be voted FOR the election of our Nominees and will not be voted on any other matter that may come before the 2003 Annual Meeting of the Stockholders of Endocare, including matters set forth in Endocare's proxy statement.

         If your shares are registered in your own name, please sign, date and mail the enclosed GOLD proxy card to MacKenzie, in the postage-paid envelope provided with this Proxy Statement. If your shares are held in the name of a brokerage firm, bank nominee or other institution, only it can sign a GOLD proxy card with respect to your shares and only after receiving your specific instructions. Accordingly, please sign, date and mail the enclosed GOLD proxy card in the postage-paid envelope provided, and to ensure that your shares are voted, you should also contact the person responsible for your account and give instructions for a GOLD proxy card to be issued representing your shares.

         Any proxy may be revoked at any time prior to the 2003 Annual Meeting of the Stockholders by delivering a written notice of revocation or a later dated proxy for the 2003 Annual Meeting of the Stockholders to MacKenzie Partners, or by voting in person at the 2003 Annual Meeting of the Stockholders.

     WE STRONGLY RECOMMEND THAT YOU VOTE "FOR" THE ELECTION OF OUR NOMINEES

VOTE REQUIRED

         Based on currently available public information of Endocare, a quorum will exist at the 2003 Annual Meeting of the Stockholders if holders of not less than a majority of the shares of Endocare common stock outstanding and entitled to vote at the 2003 Annual Meeting of the Stockholders are present in person or by proxy. Endocare's Amended and Restated By-laws require that in order to be elected, nominees for director must receive the affirmative vote of a plurality of those shares voted.

METHOD OF COUNTING VOTES

         The holders of not less than a majority of the number of shares of Endocare common stock outstanding and entitled to vote at the 2003 Annual Meeting of the Stockholders must be represented in person or by proxy in order to constitute a quorum for the transaction of business. Abstentions and broker non-votes will be included for purposes of determining whether a quorum exists. Broker non-votes occur when brokers do not receive voting instructions from their customers on non-routine matters and consequently have no discretion to vote on those matters. If your Endocare shares are held in the name of a brokerage firm, bank nominee or other institution, you should contact the person responsible for your account and give instructions for a proxy card to be issued so that your shares will be represented at the 2003 Annual Meeting of the Stockholders.

                             ADDITIONAL INFORMATION

         The principal executive offices of Endocare, Inc. are located at 201 Technology Drive, Irvine, California 92618. Except as otherwise noted herein, the information concerning Endocare has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although we do not have any knowledge that would indicate that any statement contained herein based upon such documents and records is untrue, there can be no assurance that any information contained in Endocare's publicly available documents and records were accurate on the date when made.

         The principal executive offices of the Committee to Revitalize Endocare are at 990 Highland Drive, Suite 314, Solana Beach, California 92075.

                          PROXY SOLICITATION; EXPENSES

         Executed proxies may be solicited in person, by mail, personal delivery, commercial delivery service, electronic mail, facsimile, advertisement, telephone or telegraph. Solicitation may be made by our Nominees or our agents and affiliates, none of whom will receive additional compensation for such solicitation. Proxies will be solicited from individuals, brokers, banks, bank nominees and other institutional holders. We have requested or will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. We will reimburse these record holders for their reasonable out-of-pocket expenses.

         In addition, the Committee to Revitalize Endocare has retained MacKenzie Partners to solicit proxies on our behalf in connection with the 2003 Annual Meeting of the Stockholders. MacKenzie Partners will employ approximately 10 people in its efforts. We have agreed to reimburse MacKenzie Partners for its reasonable expenses and to pay to MacKenzie Partners a fee up to $100,000.

         The entire expense of our proxy solicitation is being borne by Solana Capital Partners.

         Douglas Chinn has advanced $200,000 to Solana Venture Group Fund, L.P. under the terms of an Engagement Agreement and a Confidentiality Agreement, dated March 5, 2003, but rescinded by the parties on March 27, 2003. Contemporaneous with rescinding the Engagement Agreement and the Confidentiality Agreement, Solana and Dr. Chinn entered into an Option of Money Pay-Back or Assignment of Limited Partnership Units Agreement dated March 27, 2003. This agreement is currently in effect and provides that Dr. Chinn has the option of being repaid the $200,000 previously advanced to Solana in either (a) cash payable one year from the date on which Solana received its last advance from Dr. Chinn or (b) 1.3333 limited partnership units of Solana Venture Group Fund, L.P (the "LP Units"). Some or all of the money Dr. Chinn paid to Solana Venture Group Fund, L.P. will be used by Solana to pay expenses in connection with this proxy solicitation. However, Dr. Chinn will not be responsible for any other payments in connection with this proxy solicitation.

         In the event that our Nominees are elected to the Endocare Board, Solana Capital Partners will seek reimbursement of such expenses from Endocare and our Nominees do not intend to submit such reimbursement to a vote of stockholders. In addition, in the event that our Nominees are elected to the Endocare Board, Solana intends to seek options to purchase shares of Endocare's common stock. However, there is no agreement or understanding among any of the members of the Committee to Revitalize Endocare to grant Solana any options to purchase shares of Endocare's common stock or any other compensation of any kind. Joseph D'Angelo and John Queen, two of our Nominees and the fathers of employees of Solana, will each refrain from participation in the deliberations or voting on any matters related to reimbursement or compensation of Solana.

         In addition to the engagement of MacKenzie Partners described above, costs related to the solicitation of proxies include expenditures for printing, postage, legal and related expenses and are expected to be approximately $650,000 to 900,000. Total payment of costs to date in furtherance of our proxy solicitation is approximately $85,000.

           SECURITY OWNERSHIP OF DIRECTORS AND MANAGEMENT OF ENDOCARE

         The following table presents, except as otherwise described herein, as of June 13, 2003, the common stock beneficially owned by (i) each current director; (ii) each Named Officer (as defined therein) of the Company; and (iii) all current executive officers, directors and nominees for director of the Company as a group.

         The information in the table is based on information contained in Endocare's press release attached to Endocare's Current Report on Form 8-K filed with the SEC on June 13, 2003. This proxy statement is Endocare's most recent public filing containing the relevant information and we have found no public filings that change or update this information. Although the table accurately reflects the information set forth in Endocare's June 13, 2003 press release and Current Report on Form 8-K, we cannot be certain that either Endocare or its named stockholders have reported changes to this information in a timely or accurate manner.

         Unless otherwise indicated, each of the named stockholders possesses sole voting and investment power with respect to the shares beneficially owned. Shares covered by stock options are included in the footnotes below.

         Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power relating to securities. Shares of common stock subject to options or convertible securities currently exercisable or exercisable within sixty (60) days are deemed to be outstanding for computing the percentage of the person holding such securities and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, and subject to the community property laws where applicable, the persons or entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Except as otherwise noted below, the address of each person or entity listed on the table is Endocare, Inc., 201 Technology Drive, Irvine, California 92618.


                                                                       NUMBER OF SHARES
NAME                                       POSITION                 BENEFICIALLY OWNED(1)        PERCENTAGE OF TOTAL(1)
------------------------        -----------------------------       ---------------------        ----------------------
Paul W. Mikus                   Chairman of the Board                        790,000(2)                     3.3%
Peter F. Bernardoni             Director                                     628,707(3)                     2.6%
Robert F. Byrnes                Director                                     296,613(4)                     1.2%
Benjamin Gerson, M.D.           Director                                      40,000(5)                       *
Ronald A. Matricaria            Director                                      10,000(6)                       *
Michael J. Strauss, M.D.        Director                                      60,000(7)                       *
Thomas R. Testman               Director                                          --(8)                      --
William J. Nydam                President and Chief Operating                     --(9)                      --
                                Officer
John V. Cracchiolo              President, Interventional                    161,542(10)                      *
                                Radiology and Secretary
Jay J. Eum                      Chief Technology Officer                     203,751(11)                      *
Katherine Greenberg             Senior Vice President and                         --(12)                      *
                                Chief Financial Officer
Kevin M. Quilty                 Senior Vice President, Sales                 126,666(13)                      *
                                and Marketing
TOTAL                                                                      2,317,279(14)                    9.5%

----------

* Represents beneficial ownership of less than 1% of the outstanding shares of Endocare's common stock.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock relating to options or convertible securities currently exercisable, or exercisable within 60 days of May 15, 2003, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. As of May 15, 2003, there were 24,302,454 shares of common stock outstanding.

(2) Includes 615,000 shares subject to options that are exercisable within 60 days after May 15, 2003.

(3) Includes 588,707 shares held by Technology Funding Partners III, L.P., Technology Funding Venture Partners IV, an Aggressive Growth Fund, L.P. and Technology Funding Venture Partners V, an Aggressive Growth Fund, L.P. (collectively, the "Funds") and 30,000 shares subject to options that are exercisable within 60 days after May 15, 2003. Mr. Bernardoni is an officer of Technology Funding, Inc. and a partner of Technology Funding, Ltd., each a general partner of the Funds. Mr. Bernardoni has sole voting and shared investment power with respect to all shares owned by the Funds, and therefore may be deemed to be beneficial owner of such shares.

(4) Includes 10,000 shares subject to options that are exercisable within 60 days after May 15, 2003.

(5) Includes 30,000 shares subject to options that are exercisable within 60 days after May 15, 2003.

(6) Represents 10,000 shares subject to options that are exercisable within 60 days after May 15, 2003.

(7) Includes 45,000 shares subject to options that are exercisable within 60 days after May 15, 2003.

(9) Mr. Nydam joined Endocare as President and Chief Operating Officer in March 2003. Mr. Nydam received options to purchase 750,000 shares of common stock on March 3, 2003, of which no shares are exercisable within 60 days after May 15, 2003.

(10) Includes 161,542 shares subject to options that are exercisable within 60 days after May 15, 2003.

(11) Represents 203,751 shares subject to options that are exercisable within 60 days after May 15, 2003.

(12) Ms. Greenberg joined Endocare as Chief Financial Officer in March 2003. Ms. Greenberg received an option to purchase 250,000 shares of common stock on March 3, 2003, of which no shares are exercisable within 60 days after May 15, 2003.

(13) Represents 126,666 shares subject to options that are exercisable within 60 days after May 15, 2003.

(14) Includes 1,231,959 shares subject to options that are exercisable within 60 days after May 15, 2003.


            SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS OF ENDOCARE

         The following table presents, except as otherwise described herein, as of May 31, 2003, the only stockholders known by the Committee to Revitalize Endocare to beneficially own more than 5% of the outstanding common stock.

         The information in the table is based on the most recent public filings made by Endocare's stockholders. Although the table accurately reflects the information set forth in these public filings. We cannot be certain that these stockholders have reported changes to their beneficial ownership in a timely or accurate manner.

                                                       AMOUNT AND
                                                       NATURE OF
                                                       BENEFICIAL          PERCENTAGE
NAME AND ADDRESS                                      OWNERSHIP(1)         OF TOTAL(2)
----------------------------------------------        ------------         -----------
5% STOCKHOLDERS
Kern Capital Management, LLC(3)                          2,493,800               10.3%
    114 West 47th Street
    New York, NY 10036
Entities affiliated with SAFECO Corporation(4)           2,196,645                9.0%
    4333 Brooklyn Ave, NE
    Seattle, WA 98185

Entities affiliated with FFC Partners(5)                 1,443,533               5.95%
    10 Glenville Street
    Grenwich, CT 06831

----------

* Represents beneficial ownership of less than 1% of the outstanding shares of the Company's common stock.

(1) Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock relating to options or convertible securities currently exercisable, or exercisable within 60 days of May 15, 2003, are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. As of May 15, 2003, there were 24,302,454 shares of common stock outstanding.

(2) As of May 15, 2003, there were 24,302,454 shares of common stock of Endocare outstanding. This outstanding share number is based on information contained in Endocare's Form 10-Q for the fiscal quarter ended June 30, 2002, filed with the SEC on August 14, 2002. This Form 10-Q is Endocare's most recent public filing containing its outstanding share number and we have found no public filings that change or update this information. Although this number accurately reflects the information set forth in Endocare's Form 10-Q, we cannot be certain that Endocare has reported changes to this information in a timely or accurate manner.

(3) Pursuant to a Schedule 13G filed on March 10, 2003 with the SEC, Kern Capital Management, LLC reported sole voting power and sole dispositive power over 2,493,800 shares and disclaimed any beneficial ownership over the securities of the Company held by Robert E. Kern and David G. Kern, the principal and controlling members of Kern Capital Management, LLC.

(4)      Pursuant to a joint Schedule 13G filed on February 13, 2003 with the
         SEC: (i) SAFECO common stock Trust reported that it had shares voting and dispositive power over 1,279,825 shares; (ii) SAFECO Asset Management Company reported that it had shares voting and dispositive power over 1,924,545 shares and disclaimed any beneficial ownership over 1,913,645 of the shares reported on the joint Schedule 13G which were beneficially owned by registered reporting companies for which SAFECO Asset Management Company serves as an advisor; and (iii) SAFECO Corporation reported shared voting and dispositive power over 2,196,645 shares and disclaimed 2,185,745 shares.

(5) Pursuant to a Schedule 13G filed on April 1, 2002 with the SEC: (i) FFC Partners I, L.P. reported sole voting power over 1,386,186 shares and sole dispositive power over 1,331,204 shares (FFC Partners I, L.P. has no dispositive power over 54,982 shares held in escrow); (ii) FFC Executive Partners I, L.P. reported sole voting power over 57,347 shares and sole dispositive power over 55,072 shares (FFC Executive Partners I, L.P. has no dispositive power over 2,275 shares held in escrow); and (iii) Ferrer Freeman & Company, LLC reported shared voting power over 1,443,533 shares and shared dispositive poser over 1,386,276 shares.

               STOCKHOLDERS' PROPOSALS IN ENDOCARE PROXY STATEMENT

         If a stockholder desires to have a proposal formally considered at the 2004 Annual Meeting of the Stockholders, and included in the Proxy Statement for that meeting, the proposal must be mailed to the Corporate Secretary, Endocare, Inc., 201 Technology Drive, Irvine, California 92618, and must be received by the Secretary on or before _______________, 2004. Endocare will consider only proposals meeting the requirements of the applicable SEC rules.



    WE URGE YOU TO SIGN, DATE AND RETURN THE GOLD PROXY CARD IN FAVOR OF THE
           ELECTION OF OUR NOMINEES DESCRIBED IN THIS PROXY STATEMENT.


                                       Sincerely,

                                       /s/ DOUGLAS CHINN, M.D.
                                       -----------------------------------------
                                       The Committee to Revitalize Endocare
Dated: June _____, 2003                Douglas Chinn, M.D.

                                   PROXY CARD

                                 ENDOCARE, INC.


         PROXY SOLICITED ON BEHALF OF COMMITTEE TO REVITALIZE ENDOCARE AND THE OTHER PARTICIPANTS IDENTIFIED IN THE PROXY STATEMENT FURNISHED HEREWITH ("CRE") FOR THE 2003 ANNUAL MEETING OF THE STOCKHOLDERS, SEPTEMBER 30, 2003, AT ________A.M.

         The undersigned stockholder of Endocare, Inc. ("Endocare") hereby appoints Douglas Chinn, M.D. and David Eller and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of the Stockholders of Endocare, Inc. to be held at ______________ on September 30, 2003, at ____ a.m, local time, and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

         Receipt of the Proxy Statement furnished herewith is hereby acknowledged.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY
     THE UNDERSIGNED STOCKHOLDER. ON MATTERS FOR WHICH YOU DO NOT SPECIFY A
            CHOICE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE
                 RECOMMENDATION OF CRE. YOU MAY APPROVE OR VOTE
                   SEPARATELY ON ANY OR ALL OF THE PROPOSALS.


                (continued and to be signed on the reverse side)

             CRE RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW.

                              ELECTION OF DIRECTORS

FOR all nominees listed on the right     WITHHOLD AUTHORITY to vote for all     NOMINEES:
(except as marked to the contrary).      nominees listed to the right.          Kurt Landgraf
                                                                                David Eller
( )                                      ( )                                    William A. Barry
                                                                                Douglas Chinn, M.D.
                                                                                Joseph D'Angelo
                                                                                Robert P. Fry, M.D., J.D.
                                                                                John R. Queen

                                                                                (Instructions: To withhold
                                                                                authority to vote for any
                                                                                individual nominee, write that
                                                                                nominee's name in the space
                                                                                provided below.)


                                                                                --------------------------


                                                      * * * *


            Dated:
                                               -----------------------------------------------------

            Signature:
                                               -----------------------------------------------------

            Signature if held jointly:
                                               -----------------------------------------------------

            Title:
                                               -----------------------------------------------------

         INSTRUCTIONS. Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The signer hereby revokes all proxies heretofore given by the signer to vote at the 2003 Annual Meeting of the Stockholders of Endocare, Inc. and any adjournment or postponement thereof.